                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3
            GROWTH OF A $10,000 INVESTMENT       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                       TOP FIVE INDUSTRIES       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      13
             NOTES TO FINANCIAL STATEMENTS      19
         REPORT OF INDEPENDENT ACCOUNTANTS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   39.44%     38.30%     38.32%
-------------------------------------------------------------------------
One-year total return(2)                 31.39%     34.30%     37.32%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                19.54%     19.84%     20.00%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                13.60%   13.82%(3)    13.64%
-------------------------------------------------------------------------
Commencement date                      07/28/93   07/28/93   08/13/93
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds" and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(July 28, 1993 - March 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                        UTILITY FUND                   S&P UTILITIES INDEX
                                                                        ------------                   -------------------
7/93                                                                        9427                              10000
3/94                                                                        8994                               9094
3/95                                                                        9043                               9759
3/96                                                                       11020                              12335
3/97                                                                       11911                              12902
3/98                                                                       16773                              17544
3/99                                                                       16798                              17265
3/00                                                                       23423                              18767

Fund's Total Return
1 Year Total Return      31.39%
3 Year Avg. Annual       22.84%
5 Year Avg. Annual       19.54%
Inception Avg. Annual    13.60%

This chart compares your Fund's performance to that of the S&P Utilities Index over time.

This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. An investment cannot be made directly in an index.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--March 31, 2000)


1.   CALPINE                     8.9%
     Owns and operates power plants and
     sells electricity predominately in
     the United States.

2.   CHINA TELECOM               7.8%
     Provides wireless-communications
     services in China.

3.   CABLE & WIRELESS            3.0%
     Provides communications products and
     services, including cable television,
     telephone, and Internet access in the
     United Kingdom and in China.

4.   ENRON                       2.9%
     Explores for and produces natural gas
     and crude oil and develops and
     distributes energy throughout the
     United States.

5.   NORTHEAST OPTIC NETWORK     2.7%
     Operates an extensive fiber-optic
     network in the northeastern United
     States.

6.   DYNEGY                      2.7%
     Markets natural gas and other energy
     sources in the United States, Canada,
     and the United Kingdom.

7.   DQE                         2.7%
     Provides a variety of utility
     services throughout the United
     States.

8.   COASTAL                     2.7%
     Explores for and produces oil and
     natural gas.

9.   NSTAR (FORMERLY BEC
     ENERGY)                     2.6%
     Provides electricity and natural gas
     to the northeastern United States.

10.  TELEFONOS DE MEXICO         2.5%
     Provides telecommunications services
     to residents of Mexico.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

    [BAR GRAPH]

                                                                       MARCH 31, 2000                     MARCH 31, 1999
                                                                       --------------                     --------------
Electric Utilities                                                          34.7                               44.6
Telecommunications                                                          30.4                               38.3
Oil, Gas Pipeline and Distribution                                          11.8                                9.2
Utilities                                                                    9.8                                  0
Technology                                                                   6.9                                0.6

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST YEAR. THE REPRESENTATIVES INCLUDE CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE AUGUST 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY DAVID MCLAUGHLIN, PORTFOLIO MANAGER, AND STEPHEN L. BOYD, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED MARCH 31, 2000.

Q   WHAT MARKET FACTORS AFFECTED THE
    FUND DURING THE REPORTING PERIOD?

A   The past year was difficult for the
utility sector. Historically, utilities have performed well when investors are worried about rising inflation. Although there were inflationary concerns during the past year, the general consensus has been that the Federal Reserve Board is doing a good job controlling inflation through strategic interest-rate changes. As a result, many investors felt comfortable abandoning utilities and pursuing higher-growth investments. This lack of investor enthusiasm had a negative impact on the utilities sector as a whole.

Q   WHAT WAS YOUR STRATEGY IN
    MANAGING THE FUND IN THIS ENVIRONMENT, AND HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE?

A   Our key strategy was to focus on
growth opportunities in the telecommunications industry. Telecommunications companies provided the greatest benefit to Fund performance, particularly among the Fund's investments in international securities. China Telecom, for example, was one of the Fund's largest holdings and most significant contributors to performance. The company is the dominant provider of cellular telecommunications services in China, and it has benefited from the recent rebound in the Asian economy, which has precipitated an increase in cellular subscribers. Other strong international holdings included Cable & Wireless, Tele Danmark, France Telecom, and Telefonos de Mexico.

    We've been especially pleased with Telefonos de Mexico, or Telmex. The company provides local, long-distance, and cellular services in Mexico, as well as data transmission, Internet access, and other related services. Telmex is aggressively branching into other product and service areas, and its revenues are accelerating. Past performance, of course, is no guarantee of future results.

Q   WHAT ABOUT THE FUND'S DOMESTIC
    TELECOMMUNICATIONS HOLDINGS?

A   As we mentioned in your last
report, Northeast Optics Network was one of the Fund's top performers and remained a large holding. This company is laying fiber optic cabling throughout the northeastern United States, where there is heavy demand for data transmission but a shortage of the necessary infrastructure. Another strong performer for the Fund was Amdocs, a firm that produces a software system for telecommunications companies to use for customer service and billing functions.

Q   WHY DID YOU INVEST A
    PORTION OF THE FUND'S ASSETS IN SECURITIES FROM THE TELECOMMUNICATIONS
    SECTOR?

A   By prospectus definition, the
telecommunications sector is a subset of the utilities industry. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, and telecommunications services, or the provision of other utility or utility-related goods and services. Currently, we believe that telecommunications may provide attractive growth opportunities, as these companies now offer a variety of products beyond just long-distance or local telephone service.

Q   DID INVESTMENTS IN OTHER AREAS
    HELP FUND PERFORMANCE?

A   Yes. Calpine, which we discussed in
the last report, continued to be a large holding and an excellent performer. Calpine is an independent energy producer that has been profitable in this new era of utility deregulation. Oil and gas companies such as Enron and Illinova also performed well for the Fund. These companies sell natural gas and electricity products, and they are taking advantage of deregulation to diversify into other services.

    Of course, not all of the securities in the Fund performed favorably, nor is there any guarantee that the securities mentioned in this report will continue to perform well or will be held by the Fund in the future. For additional Fund highlights, please refer to page 5.

Q   WHAT FACTORS HURT
    FUND PERFORMANCE?

A   The Fund's exposure to electric
utilities hindered performance, as these slower-growth companies were not popular with investors during the reporting period. We reduced the Fund's exposure to electric utilities significantly throughout the period, shifting the assets to better-performing telecommunications securities. Electric-utility holdings that hurt the Fund's performance included Sierra Pacific, FirstEnergy, and Pinnacle West. In addition, many companies that specialize in long-distance telephone services did poorly, as extreme competition drove prices and profits downward. The Fund's holdings in this area included AT&T and MCI Worldcom.

    DyCom Industries took a toll on Fund performance as well. This company provides engineering and construction services to utility companies, and it was negatively affected by concerns that its accounting methods were overstating the firm's projected growth. In response to this uncertainty, many investors sold the stock, causing its price to drop. We sold the Fund's position in DyCom but incurred a substantial loss on the investment.

Q   HOW DID THE FUND PERFORM
    DURING THE FISCAL YEAR?

A   The Fund performed very well,
primarily due to our security selection in the telecommunications industry. As of March 31, 2000, the Fund achieved a 12-month total return of 39.44 percent (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Standard & Poor's Utilities Index returned 8.70 percent.(1) The S&P Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks. Past performance is no guarantee of future results.

    This index is a statistical composite that doesn't include any commissions or sales charges that would be paid by an investor purchasing the securities represented by this index. Such costs would lower its performance. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    UTILITIES SECTOR, AND HOW ARE YOU POSITIONING THE FUND?

A   Going forward, we don't see any
major changes in the utilities environment. Utility deregulation and the sector's subsequent transformation into a more growth-oriented area will take time. Therefore, we will try to take advantage of the potential for growth opportunities and strong performance in telecommunications, and we plan to be more selective among electric utilities.

(1 )Because Lipper Analytical Services has reclassified how it categorizes its indexes, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Utility Fund Index will not appear in this or future reports.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
                        DESCRIPTION                           SHARES       VALUE
COMMON AND PREFERRED STOCKS  85.8%
ELECTRIC UTILITIES  31.3%
Calpine Capital Trust.......................................   32,100   $  2,804,737
Calpine Corp. (a)...........................................  176,700     16,609,800
Consolidated Edison, Inc. ..................................   40,000      1,160,000
DQE, Inc. ..................................................  109,900      5,000,450
DTE Energy Co. .............................................   50,000      1,450,000
Edison International........................................   36,200        599,563
FirstEnergy Corp. ..........................................  138,000      2,846,250
GPU, Inc. ..................................................   43,975      1,203,816
Independent Energy Holdings, PLC--ADR (United Kingdom)......   75,000      3,365,625
Montana Power Co. ..........................................   45,800      2,931,200
New Century Energies, Inc. .................................   49,000      1,473,062
Niagara Mohawk Holdings, Inc. (a)...........................  127,700      1,723,950
Northeast Utilities.........................................   45,900        986,850
NSTAR.......................................................  114,600      4,813,200
OGE Energy Corp. ...........................................   75,200      1,442,900
PECO Energy Co. ............................................   60,700      2,238,312
Pinnacle West Capital Corp. ................................  104,700      2,951,231
Public Service Co. of New Mexico............................   88,500      1,393,875
Reliant Energy, Inc. .......................................  114,800      2,690,625
Sierra Pacific Resources....................................  134,928      1,686,600
Southern Co. ...............................................   75,800      1,648,650
Texas Utilities Co. ........................................   29,300        869,844
Texas Utilities Co.--Convertible Preferred, PRIDES..........   14,800        583,675
                                                                        ------------
                                                                          62,474,215
                                                                        ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  4.4%
KeySpan Corp. ..............................................   85,800      2,370,225
National Fuel Gas Co........................................   31,000      1,381,438
NICOR, Inc. ................................................   50,000      1,646,875
Southwest Gas Corp. ........................................   58,800      1,120,875
WICOR, Inc. ................................................   72,000      2,232,000
                                                                        ------------
                                                                           8,751,413
                                                                        ------------
OIL & GAS PIPELINE AND DISTRIBUTION  10.5%
Coastal Corp. ..............................................  108,000      4,968,000
Columbia Energy Group.......................................   55,500      3,288,375
Dynegy, Inc. ...............................................   80,500      5,051,375

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                           MARKET
                        DESCRIPTION                           SHARES       VALUE
OIL & GAS PIPELINE AND DISTRIBUTION (CONTINUED)
El Paso Energy Capital Trust I--Convertible Preferred.......   41,750   $  2,191,875
Enron Corp. ................................................   72,800      5,450,900
                                                                        ------------
                                                                          20,950,525
                                                                        ------------
TELECOMMUNICATIONS  24.0%
AirGate PCS, Inc. (a).......................................    8,500        896,750
ALLTEL Corp. ...............................................   49,300      3,108,981
Bell Atlantic Corp. ........................................   39,900      2,438,888
BellSouth Corp. ............................................   69,400      3,261,800
Cable & Wireless, PLC--ADR (United Kingdom).................  100,700      5,639,200
China Telecom--ADR (China)..................................   82,000     14,534,500
France Telecom--ADR (France)................................   20,000      3,538,750
SBC Communications, Inc. ...................................   66,400      2,788,800
Sprint Corp. (PCS Group)....................................   61,800      3,893,400
Tele Danmark A/S--ADS (Denmark).............................  100,000      4,643,750
U.S. West, Inc. ............................................   44,400      3,224,550
                                                                        ------------
                                                                          47,969,369
                                                                        ------------
TECHNOLOGY  6.4%
Amdocs Ltd., TRACES.........................................   59,800      3,707,600
Nippon Telegraph & Telephone Corp.--ADR (Japan).............   31,800      2,506,237
NorthEast Optic Network, Inc. (a)...........................   60,000      5,073,750
PSI Net, Inc. ..............................................   26,700        908,217
Verio, Inc..................................................   12,500        563,281
                                                                        ------------
                                                                          12,759,085
                                                                        ------------
UTILITIES  9.2%
Broadwing, Inc. ............................................   41,000      1,524,688
CoreComm Ltd. (a)...........................................   46,800      2,059,200
Enel SpA--ADR (Italy) (a)...................................   10,000        445,000
Global Crossing Ltd. (Bermuda) (a)..........................   56,580      2,316,244
Global Crossing Ltd.--Convertible Preferred, 144A--Private
  Placement (Bermuda) (b)...................................   12,600      3,061,800
IPALCO Enterprises, Inc. ...................................  102,700      2,002,650
Jazztel, PLC--ADR (Spain) (a)...............................    1,100         89,031
MCI WorldCom, Inc. (a)......................................   45,000      2,039,063
NEXTLINK Communications, Inc., Class A (a)..................   22,500      2,782,969
Tritel, Inc. (a)............................................    2,400         91,800
Winstar Communications, Inc. (a)............................   31,500      1,890,000
                                                                        ------------
                                                                          18,302,445
                                                                        ------------

TOTAL COMMON AND PREFERRED STOCKS  85.8%.............................    171,207,052
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
          FIXED INCOME SECURITIES  7.4%
          CABLE TELEVISION  1.6%
$  700    AT&T Corp., 144A--Private Placement (b)..... 4.000%   11/15/29   $  1,101,163
 1,000    Continental Cablevision, Inc. .............. 8.300    05/15/06      1,031,189
 1,000    Cox Communications, Inc. ................... 6.875    06/15/05        960,933
                                                                           ------------
                                                                              3,093,285
                                                                           ------------
          ELECTRIC UTILITIES  1.0%
 1,000    Texas Utilities Electric Co. ............... 8.250    04/01/04      1,025,904
 1,000    Union Electric Co. ......................... 7.375    12/15/04      1,000,605
                                                                           ------------
                                                                              2,026,509
                                                                           ------------
          OIL & GAS PIPELINE AND DISTRIBUTION  0.5%
 1,000    Enron Corp. ................................ 7.125    05/15/07        958,687
                                                                           ------------
          TELECOMMUNICATIONS  4.3%
 1,000    360 Communications.......................... 7.125    03/01/03        994,496
   900    GTE Corp. .................................. 9.375    12/01/00        914,073
 1,000    Sprint Corp. ............................... 8.125    07/15/02      1,012,998
 3,000    Telefonos de Mexico, SA (Mexico)............ 4.250    06/15/04      4,676,250
 1,000    Worldcom, Inc. ............................. 7.750    04/01/07      1,017,914
                                                                           ------------
                                                                              8,615,731
                                                                           ------------
TOTAL FIXED INCOME SECURITIES...........................................     14,694,212
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  93.2%
(Cost $112,465,315).....................................................    185,901,264

SHORT-TERM INVESTMENTS  6.7%
Federal Home Loan Bank Discount Note
($13,441,000 par, yielding 4.034%, 04/03/00 maturity)
  (Cost $13,436,482)....................................................     13,436,482
                                                                           ------------

TOTAL INVESTMENTS  99.9%
  (Cost $125,901,797)...................................................    199,337,746
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.............................        142,993
                                                                           ------------

NET ASSETS  100.0%......................................................   $199,480,739
                                                                           ============

(a) Non-Income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depository Receipts
ADS--American Depository Shares
PRIDES--Preferred Redeemable Increased Dividend Securities
TRACES--Trust Automatic Common Exchange Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000

ASSETS:
Total Investments (Cost $125,901,797).......................  $199,337,746
Cash........................................................        13,429
Receivables:
  Fund Shares Sold..........................................       498,397
  Interest..................................................       280,004
  Dividends.................................................       171,813
Other.......................................................         7,413
                                                              ------------
    Total Assets............................................   200,308,802
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       248,781
  Distributor and Affiliates................................       198,067
  Investment Advisory Fee...................................       110,311
Trustees' Deferred Compensation and Retirement Plans........       188,401
Accrued Expenses............................................        82,503
                                                              ------------
    Total Liabilities.......................................       828,063
                                                              ------------
NET ASSETS..................................................  $199,480,739
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $117,388,707
Net Unrealized Appreciation.................................    73,435,949
Accumulated Net Realized Gain...............................     8,752,019
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (95,936)
                                                              ------------
NET ASSETS..................................................  $199,480,739
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $89,062,633 and 3,931,085 shares of
    beneficial interest issued and outstanding).............  $      22.66
    Maximum sales charge (5.75%* of offering price).........          1.38
                                                              ------------
    Maximum offering price to public........................  $      24.04
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $101,260,921 and 4,479,940 shares of
    beneficial interest issued and outstanding).............  $      22.60
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,157,185 and 405,334 shares of
    beneficial interest issued and outstanding).............  $      22.59
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,941)......  $ 3,865,425
Interest....................................................    1,313,257
                                                              -----------
    Total Income............................................    5,178,682
                                                              -----------
EXPENSES:
Distribution (12b-1) and Services Fees (Attributed to
  Classes A, B and C of $179,843, $923,901 and $73,007,
  respectively).............................................    1,176,751
Investment Advisory Fee.....................................    1,116,969
Shareholder Services........................................      292,898
Trustees' Fees and Related Expenses.........................       66,112
Custody.....................................................       31,838
Legal.......................................................       29,279
Other.......................................................      201,789
                                                              -----------
    Total Expenses..........................................    2,915,636
    Less Credits Earned on Cash Balances....................        3,470
                                                              -----------
    Net Expenses............................................    2,912,166
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,266,516
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $15,579,388
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   35,241,774
  End of the Period.........................................   73,435,949
                                                              -----------
Net Unrealized Appreciation During the Period...............   38,194,175
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $53,773,563
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $56,040,079
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended March 31, 2000, the Nine Months Ended March 31, 1999 and the Year Ended June 30, 1998

                                                                     NINE MONTHS
                                                     YEAR ENDED         ENDED         YEAR ENDED
                                                   MARCH 31, 2000   MARCH 31, 1999   JUNE 30, 1998
                                                   -----------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $  2,266,516     $  2,146,231    $  2,919,996
Net Realized Gain.................................    15,579,388        3,971,978       5,691,843
Net Unrealized Appreciation/Depreciation During
 the Period.......................................    38,194,175       (4,004,125)     26,338,865
                                                    ------------     ------------    ------------
Change in Net Assets from Operations..............    56,040,079        2,114,084      34,950,704
                                                    ------------     ------------    ------------
Distributions from Net Investment Income..........    (2,284,696)      (2,070,469)     (3,302,950)
Distributions in Excess of Net Investment
 Income...........................................       (95,936)             -0-         (58,293)
                                                    ------------     ------------    ------------
Distributions from and in Excess of Net Investment
 Income*..........................................    (2,380,632)      (2,070,469)     (3,361,243)
                                                    ------------     ------------    ------------
Distributions from Net Realized Gain..............    (8,887,968)      (1,862,563)    (13,156,292)
Distributions in Excess of Net Realized Gain......           -0-              -0-        (125,726)
                                                    ------------     ------------    ------------
Distributions from and in Excess of Net Realized
 Gain*............................................    (8,887,968)      (1,862,563)    (13,282,018)
                                                    ------------     ------------    ------------
Return of Capital Distribution*...................           -0-              -0-      (7,471,305)
                                                    ------------     ------------    ------------
Total Distributions...............................   (11,268,600)      (3,933,032)    (24,114,566)
                                                    ------------     ------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES.......................................    44,771,479       (1,818,948)     10,836,138
                                                    ------------     ------------    ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    32,510,689       25,006,965      33,570,538
Net Asset Value of Shares Issued Through Dividend
 Reinvestment.....................................     9,916,837        3,332,371      21,003,724
Cost of Shares Repurchased........................   (40,829,395)     (26,459,204)    (53,035,786)
                                                    ------------     ------------    ------------

NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS.....................................     1,598,131        1,880,132       1,538,476
                                                    ------------     ------------    ------------

TOTAL INCREASE IN NET ASSETS......................    46,369,610           61,184      12,374,614

NET ASSETS:
Beginning of the Period...........................   153,111,129      153,049,945     140,675,331
                                                    ------------     ------------    ------------
End of the Period (Including accumulated
 undistributed net investment income of $(95,936),
 $18,180 and $(57,582), respectively).............  $199,480,739     $153,111,129    $153,049,945
                                                    ============     ============    ============
* Distributions by Class
--------------------------------------------------
Distributions from and in Excess of Net Investment
 Income:
 Class A Shares...................................  $ (1,295,698)    $ (1,031,678)   $ (1,538,296)
 Class B Shares...................................    (1,005,190)        (970,381)     (1,714,845)
 Class C Shares...................................       (79,744)         (68,410)       (108,102)
                                                    ------------     ------------    ------------
                                                    $ (2,380,632)    $ (2,070,469)   $ (3,361,243)
                                                    ============     ============    ============
Distributions from and in Excess of Net Realized
 Gain:
 Class A Shares...................................  $ (3,740,190)    $   (740,901)   $ (5,310,506)
 Class B Shares...................................    (4,770,849)      (1,048,593)     (7,494,154)
 Class C Shares...................................      (376,929)         (73,069)       (477,358)
                                                    ------------     ------------    ------------
                                                    $ (8,887,968)    $ (1,862,563)   $(13,282,018)
                                                    ============     ============    ============
Return of Capital Distribution:
 Class A Shares...................................  $        -0-     $        -0-    $ (2,987,603)
 Class B Shares...................................           -0-              -0-      (4,215,072)
 Class C Shares...................................           -0-              -0-        (268,630)
                                                    ------------     ------------    ------------
                                                    $        -0-     $        -0-    $ (7,471,305)
                                                    ============     ============    ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           YEAR      NINE MONTHS
                                           ENDED        ENDED               YEAR ENDED JUNE 30,
                                         MARCH 31,    MARCH 31,    -------------------------------------
             CLASS A SHARES                2000         1999        1998      1997      1996      1995
                                         ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD.............................  $17.465      $17.657     $16.441   $15.298   $13.386   $12.906
                                          -------      -------     -------   -------   -------   -------
 Net Investment Income..................     .351         .310        .429      .637      .538      .595
 Net Realized and Unrealized Gain.......    6.276         .013       3.909     1.317     2.077      .485
                                          -------      -------     -------   -------   -------   -------
Total from Investment Operations........    6.627         .323       4.338     1.954     2.615     1.080
                                          -------      -------     -------   -------   -------   -------
Less:
 Distributions from and in Excess of Net
   Investment Income....................     .360         .300        .480      .610      .703      .600
 Distributions from and in Excess of Net
   Realized Gain........................    1.076         .215       1.691      .201       -0-       -0-
 Return of Capital Distribution.........      -0-          -0-        .951       -0-       -0-       -0-
                                          -------      -------     -------   -------   -------   -------
Total Distributions.....................    1.436         .515       3.122      .811      .703      .600
                                          -------      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD......  $22.656      $17.465     $17.657   $16.441   $15.298   $13.386
                                          =======      =======     =======   =======   =======   =======

Total Return (a)........................   39.44%        1.72%*     28.17%    13.20%    19.93%     8.70%
Net Assets at End of the Period (In
 millions)..............................  $  89.1      $  62.1     $  60.4   $  52.5   $  57.7   $  50.4
Ratio of Expenses to Average Net Assets
 (b)....................................    1.26%        1.24%       1.30%     1.41%     1.38%     1.34%
Ratio of Net Investment Income to
 Average Net Assets (b).................    1.76%        2.29%       2.47%     4.03%     3.61%     4.55%
Portfolio Turnover......................      32%          13%*        23%      102%      121%      109%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           YEAR      NINE MONTHS
                                          ENDED         ENDED               YEAR ENDED JUNE 30,
                                        MARCH 31,     MARCH 31,    -------------------------------------
            CLASS B SHARES                 2000         1999        1998      1997      1996      1995
                                        --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD................................  $17.437       $17.632     $16.434   $15.296   $13.356   $12.880
                                         -------       -------     -------   -------   -------   -------
 Net Investment Income.................     .203          .208        .309      .519      .426      .507
 Net Realized and Unrealized Gain......    6.259          .012       3.891     1.314     2.080      .461
                                         -------       -------     -------   -------   -------   -------
Total from Investment Operations.......    6.462          .220       4.200     1.833     2.506      .968
                                         -------       -------     -------   -------   -------   -------
Less:
 Distributions from and in Excess of
   Net Investment Income...............     .220          .200        .360      .494      .566      .492
 Distributions from and in Excess of
   Net Realized Gain...................    1.076          .215       1.691      .201       -0-       -0-
 Return of Capital Distribution........      -0-           -0-        .951       -0-       -0-       -0-
                                         -------       -------     -------   -------   -------   -------
Total Distributions....................    1.296          .415       3.002      .695      .566      .492
                                         -------       -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD.....  $22.603       $17.437     $17.632   $16.434   $15.296   $13.356
                                         =======       =======     =======   =======   =======   =======

Total Return (a).......................   38.30%         1.21%*     27.20%    12.30%    19.08%     7.80%
Net Assets at End of the Period (In
 millions).............................  $ 101.3       $  84.1     $  86.8   $  83.3   $  92.9   $  81.0
Ratio of Expenses to Average Net Assets
 (b)...................................    2.01%         1.99%       2.07%     2.17%     2.13%     2.05%
Ratio of Net Investment Income to
 Average Net Assets (b)................    1.01%         1.53%       1.74%     3.27%     2.86%     3.84%
Portfolio Turnover.....................      32%           13%*        23%      102%      121%      109%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           YEAR      NINE MONTHS
                                           ENDED        ENDED               YEAR ENDED JUNE 30,
                                         MARCH 31,    MARCH 31,    -------------------------------------
             CLASS C SHARES                2000         1999        1998      1997      1996      1995
                                         -------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD.............................  $17.426      $17.619     $16.426   $15.290   $13.356   $12.868
                                          -------      -------     -------   -------   -------   -------
 Net Investment Income..................     .204         .209        .308      .503      .470      .482
 Net Realized and Unrealized Gain.......    6.258         .013       3.887     1.328     2.030      .498
                                          -------      -------     -------   -------   -------   -------
Total from Investment Operations........    6.462         .222       4.195     1.831     2.500      .980
                                          -------      -------     -------   -------   -------   -------
Less:
 Distributions from and in Excess of Net
   Investment Income....................     .220         .200        .360      .494      .566      .492
 Distributions from and in Excess of Net
   Realized Gain........................    1.076         .215       1.691      .201       -0-       -0-
 Return of Capital Distribution.........      -0-          -0-        .951       -0-       -0-       -0-
                                          -------      -------     -------   -------   -------   -------
Total Distributions.....................    1.296         .415       3.002      .695      .566      .492
                                          -------      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD......  $22.592      $17.426     $17.619   $16.426   $15.290   $13.356
                                          =======      =======     =======   =======   =======   =======

Total Return (a)........................   38.32%        1.22%*     27.14%    12.37%    19.00%     7.88%
Net Assets at End of the Period (In
 millions)..............................  $   9.2      $   7.0     $   5.9   $   4.9   $   5.0   $   1.3
Ratio of Expenses to Average Net Assets
 (b)....................................    2.01%        1.99%       2.06%     2.17%     2.13%     2.09%
Ratio of Net Investment Income to
 Average Net Assets (b).................    1.01%        1.53%       1.73%     3.23%     2.78%     3.80%
Portfolio Turnover......................      32%          13%*        23%      102%      121%      109%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $125,901,797, the aggregate gross unrealized appreciation is $78,120,331 and the aggregate gross unrealized depreciation is $4,684,382, resulting in net unrealized appreciation on long- and short-term investments of $73,435,949.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended March 31, 2000, the Fund's custody fee was reduced by $3,470 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .65 of 1%
Next $500 million...........................................     .60 of 1%
Over $1 billion.............................................     .55 of 1%

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $18,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $70,700 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended March 31, 2000, the Fund recognized expenses of approximately $188,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $56,388,062, $55,086,903 and $5,913,742 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     827,297    $ 17,303,040
  Class B.................................................     617,832      12,565,190
  Class C.................................................     127,931       2,642,459
                                                            ----------    ------------
Total Sales...............................................   1,573,060    $ 32,510,689
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     233,973    $  4,571,971
  Class B.................................................     259,439       5,038,767
  Class C.................................................      15,753         306,099
                                                            ----------    ------------
Total Dividend Reinvestment...............................     509,165    $  9,916,837
                                                            ==========    ============
Repurchases:
  Class A.................................................    (684,221)   $(13,679,242)
  Class B.................................................  (1,219,325)    (24,471,150)
  Class C.................................................    (137,567)     (2,679,003)
                                                            ----------    ------------
Total Repurchases.........................................  (2,041,113)   $(40,829,395)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At March 31, 1999, capital aggregated $48,192,293, $61,954,096 and
$5,644,187 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     544,379    $  9,808,618
  Class B.................................................     673,415      12,063,204
  Class C.................................................     174,359       3,135,143
                                                            ----------    ------------
Total Sales...............................................   1,392,153    $ 25,006,965
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      85,041    $  1,531,265
  Class B.................................................      95,052       1,711,764
  Class C.................................................       4,958          89,342
                                                            ----------    ------------
Total Dividend Reinvestment...............................     185,051    $  3,332,371
                                                            ==========    ============
Repurchases:
  Class A.................................................    (496,899)   $ (8,902,999)
  Class B.................................................    (867,572)    (15,566,941)
  Class C.................................................    (113,012)     (1,989,264)
                                                            ----------    ------------
Total Repurchases.........................................  (1,477,483)   $(26,459,204)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At June 30, 1998, capital aggregated $45,755,409, $63,746,069 and $4,408,966 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,328,514    $ 22,835,462
  Class B.................................................     538,641       9,290,235
  Class C.................................................      83,771       1,444,841
                                                            ----------    ------------
Total Sales...............................................   1,950,926    $ 33,570,538
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     540,406    $  8,897,389
  Class B.................................................     703,377      11,560,470
  Class C.................................................      33,229         545,865
                                                            ----------    ------------
Total Dividend Reinvestment...............................   1,277,012    $ 21,003,724
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,639,476)   $(27,743,068)
  Class B.................................................  (1,388,187)    (23,874,869)
  Class C.................................................     (83,492)     (1,417,849)
                                                            ----------    ------------
Total Repurchases.........................................  (3,111,155)   $(53,035,786)
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2000, 237,933 Class B shares converted to Class A shares and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2000, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended March 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $30,300 and CDSC on redeemed shares of approximately $120,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $52,559,471 and $68,328,340, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended March 31, 2000, are payments retained by Van Kampen of approximately $712,300.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Utility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Utility Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets and the financial highlights for each of the periods ended on or prior to March 31, 1999 were audited by other independent accountants whose report dated May 6, 1999 expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
May 5, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2000. The Fund designated and paid $8,887,968 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution. For corporate shareholders 100% of the distributions qualify for the dividend received deductions.

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  5,706,738             49,995
Jerry D. Choate........................................  5,702,044             54,689
Linda Hutton Heagy.....................................  5,702,080             54,653
R. Craig Kennedy.......................................  5,709,805             46,928
Mitchell M. Merin......................................  5,703,427             53,306
Jack E. Nelson.........................................  5,701,938             54,795
Richard F. Powers, III.................................  5,701,604             55,129
Phillip B. Rooney......................................  5,703,594             53,139
Fernando Sisto.........................................  5,699,004             57,729
Wayne W. Whalen........................................  5,706,947             49,786
Suzanne H. Woolsey.....................................  5,703,394             53,339
Paul G. Yovovich*......................................  5,703,635             53,098

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 5,661,821 shares voted for the proposal, 15,914 shares voted against and 78,998 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3
            GROWTH OF A $10,000 INVESTMENT       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                          TOP FIVE SECTORS       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
         REPORT OF INDEPENDENT ACCOUNTANTS      30

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32
              RESULTS OF SHAREHOLDER VOTES      33

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  133.67%    131.91%    132.31%
-------------------------------------------------------------------------
One-year total return(2)                120.18%    126.91%    131.31%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                45.97%     46.91%     47.21%
-------------------------------------------------------------------------
Commencement date                      05/29/96   05/29/96   05/29/96
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests primarily in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(May 29, 1996 - March 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                 AGGRESSIVE GROWTH FUND     RUSSELL 2500 GROWTH INDEX      RUSSELL 2000 INDEX
                                                 ----------------------     -------------------------      ------------------
5/96                                                       9421                       10000                       10000
9/96                                                       9990                        9698                        9622
3/97                                                       8092                        9221                        9599
9/97                                                      12687                       12420                       12815
3/98                                                      13067                       12701                       13632
9/98                                                      11608                        9394                       10378
3/99                                                      18275                       11651                       11416
9/99                                                      22657                       13143                       12357
3/00                                                      42702                       21089                       15673

                                                                                      Fund's Total Return
                                                                                      1 Year Total Return        120.18%
                                                                                      3 Year Avg. Annual          70.72%
                                                                                      Inception Avg. Annual       45.97%

This chart compares your Fund's performance to that of the Russell 2000 Index and the Russell 2500 Growth Index over time.

These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

Based upon the Fund's asset composition, we believe the Russell 2000 Index is no longer a meaningful point of comparison for the Fund. Therefore, we will not be providing information about this index in future shareholder reports.

                                                 PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS

(as a percentage of long-term investments--March 31, 2000)


1.   SDL                         4.2%
     Sells products for fiber-optic and
     satellite communications networks.

2.   MICROMUSE                   2.7%
     Produces software that monitors and
     manages information-technology
     infrastructures.

3.   JDS UNIPHASE                2.7%
     Makes products used in optical
     networks for the telecommunications
     and cable-television industries.

4.   BUSINESS OBJECTS            2.4%
     Produces software that helps
     nontechnical executives analyze
     information stored in their
     companies' computer databases.

5.   QLOGIC                      2.0%
     Makes integrated circuits and adapter
     boards that connect peripheral
     devices to computers.

6.   APPLIED MICRO CIRCUITS      2.0%
     Develops high-speed integrated
     circuits for tele- and data
     communications.

7.   CREDENCE SYSTEMS            1.9%
     Develops equipment and software for
     testing semiconductors.

8.   EMULEX                      1.7%
     Designs products that enhance access
     to and storage of electronic data and
     applications.

9.   ASYST TECHNOLOGIES          1.7%
     Develops systems used in the
     semiconductor manufacturing process.

10.  ADVANCED DIGITAL
     INFORMATION                 1.6%
     Manufactures storage systems for
     archiving and accessing electronic
     data.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

    [BAR GRAPH]

                                                                       MARCH 31, 2000                     MARCH 31, 1999
                                                                       --------------                     --------------
Technology                                                                  62.9                               43.7
Consumer Services                                                            8.0                               13.4
Producer Manufacturing                                                       7.3                                2.2
Energy                                                                       5.2                                0.0
Utilities                                                                    3.4                                4.7

*These sector categories represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE REPRESENTATIVES INCLUDE GARY M. LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY DUDLEY BRICKHOUSE, MATTHEW HART (NEW TO THE FUND AS OF FEBRUARY 2000), JANET LUBY, AND DAVID WALKER, PORTFOLIO MANAGERS, AND STEPHEN L. BOYD, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED MARCH 31, 2000.

Q   WHAT MARKET FACTORS AFFECTED
    THE FUND DURING THE REPORTING PERIOD?

A   For the vast majority of the
reporting period, the market environment was favorable for the Fund. Technology stocks, which made up a substantial portion of the Fund's investments, continued their outstanding performance. (The Fund's investment in the technology sector consisted of broad groupings of related industries.) This was especially the case during the final quarter of 1999, when the NASDAQ stock index, which includes a number of technology companies, rose an impressive 48 percent.

    In the first two months of the new year, technology stocks continued their upward move, while "blue chip" stocks started falling out of favor with investors. In March, however, this situation reversed itself, with the Dow Jones Industrial Average making a healthy recovery and the NASDAQ giving back some of the ground it had gained earlier that year. Nevertheless, it was still an unusually successful period for investors in technology companies.

Q   IN WHAT AREAS OF THE MARKET DID
    YOU FIND ATTRACTIVE INVESTMENTS?

A   The Fund's investment approach
(see next page) leads us to the areas of the market where we believe we can find the best stocks at any given time. As a consequence, during the reporting period the Fund was invested heavily in companies that have taken advantage of burgeoning technologies such as the Internet and wireless communications, two market areas that we believe have enormous growth potential. The heavy weighting in these areas of technology significantly benefited the Fund's results, as stocks in these areas were overwhelmingly the best performers in the market during the period. (Although we invested the Fund's assets in nontechnology stocks, these were

THE MANAGERS' INVESTMENT APPROACH

REGARDLESS OF MARKET CONDITIONS, WE FOLLOW A CONSISTENT INVESTMENT STRATEGY IN MANAGING THE FUND: TO LOOK FOR STOCKS WITH RISING EARNINGS EXPECTATIONS AND RISING VALUATIONS. WE INVEST THE FUND'S ASSETS IN THOSE COMPANIES WE BELIEVE HAVE THE POTENTIAL TO OUTPERFORM EARNINGS EXPECTATIONS, AND WE SELL STOCKS IF THEIR UNDERLYING COMPANIES' EARNINGS ESTIMATES OR VALUATIONS ARE DECLINING. WE MANAGE THE FUND FROM THE "BOTTOM UP," MEANING THAT WE EVALUATE EACH COMPANY INDIVIDUALLY BEFORE DECIDING TO INVEST.

not significant positive contributors to the Fund's return.)

Q   HOW WERE YOUR INVESTMENT
    CHOICES SHAPED BY THE INTERNET'S CONTINUED GROWTH?

A   Increasingly, companies have
been reengineering their business practices to take advantage of the Internet's cost efficiencies, leading to many investment opportunities in technology stocks.

    As we mentioned in your last shareholder report, we continued to invest the Fund's assets in businesses that are creating the infrastructure supporting the Internet. The Fund benefited greatly from its investments in SDL and JDS Uniphase, both of which produce optical-networking products that are helping to enhance the Internet's speed and capacity. Both companies have been helped by heavy demand resulting from the Internet's rapid growth.

    The Fund's results were also boosted by its holdings in the data-storage area. As the Internet becomes an increasingly important part of daily life, it is necessary to develop systems to store all of the information being generated. Along those lines, we invested successfully in Emulex, a manufacturer of equipment used in the development of computer storage networks, and QLogic, which develops products that connect storage devices to computers.

    Of course, not all the stocks in the Fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the Fund in the future. For additional portfolio highlights, please refer to page 5.

Q   DID OTHER INVESTMENTS BENEFIT
    THE FUND?

A   Yes. We invested broadly across the
technology sector during the reporting period. Although we did invest outside technology--in areas such as energy, health care, and consumer services-- technology stocks still represented the Fund's most successful investment opportunities during the last year.

    Some of the stocks whose performance boosted the Fund's returns included Applied Micro Circuits, a semiconductor company working in communications infrastructure; Micromuse, whose software monitors and manages information-technology infrastructures; and VeriSign, which helps enable secure data transmission over the Internet.

Q   DID ANY STOCKS HURT THE FUND?

A   Although technology stocks were
generally excellent performers during the past 12 months, many of our weakest investments also came from this sector--not surprising considering the Fund's extremely large technology weighting.

    The most significant drag on the Fund's performance came from telecommunications equipment manufacturer Carrier Access. This company makes equipment to enhance voice and high-speed data services. Its stock value declined in response to concerns about increased competition and falling prices. Another stock that had a substantial negative impact on performance was New Era of Networks (NEON), a developer of software that helps businesses share data with their customers. As with Carrier Access, NEON's stock price fell in response to fears of increased competition, a potential slowdown due to customer response to the year 2000 problem, and reliance on a small number of customers for much of its business.

    Outside the technology industry, the Fund's results were hurt by the poor performance of bebe stores, a woman's apparel retailer, and Emmis
Communications, a television and radio broadcasting company.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The Fund's strong performance
during the 12-month reporting period can largely be attributed to investments in the technology sector, which performed favorably during that time. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can ever be repeated. As the Fund expects to have a substantial portion of its assets invested in stocks of emerging growth companies, the Fund will be subject to more volatility and erratic movements than will the market in general.

    During the 12 months ended March 31, 2000, the Fund returned 133.67 percent (Class A shares at net asset value; if the sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Russell 2000 Index returned 37.29 percent, and the Russell 2500 Growth Index, which more closely resembles the Fund, returned 80.98 percent. The Russell 2000 Index reflects the general performance of small-cap stocks, and the Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.(1)

    These indices are statistical composites that don't include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. Also, keep in mind that you can't invest directly in an index. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND?

A   We remain optimistic and believe
that the outlook is favorable for the companies in which we invest--those with strong fundamentals currently being rewarded in the marketplace. In particular, we believe that the Internet is a dynamic force that will continue to drive dramatic change in how companies and consumers conduct business. We believe that this change will create many unique and exciting investment opportunities.

    Against this positive outlook for company fundamentals, we remain mindful of stock valuations. The higher valuations are, the greater the negative impact on the Fund if investors lose their enthusiasm for growth stocks, causing valuations to fall. Indeed, growth stocks performed poorly in the final weeks of the reporting period, largely because investors became concerned that valuations had risen too far too fast.

    Our outlook also depends in part on whether the Federal Reserve continues to increase interest rates to help limit inflationary pressures. Inflation continues to be modest, but it is uncertain how long this trend will continue, particularly if rising oil prices contribute to a general rise in the cost of living. Although recent interest-rate increases have had only a moderate effect on stock prices, additional rate hikes could have a more substantial impact.

(1) Based upon the Fund's asset composition, we believe that the Russell 2000 Index is no longer a meaningful point of comparison for the Fund. Therefore, we will not be providing information about this index in future shareholder report Q&As.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period. Earnings estimates can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that are expected to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

                        DESCRIPTION                           SHARES      MARKET VALUE
COMMON STOCKS*  96.7%
CONSUMER DISTRIBUTION  2.1%
Anixter International, Inc. (a)............................    200,000   $    5,575,000
Emulex Corp. (a)...........................................    350,000       38,193,750
Whitehall Jewellers, Inc. (a)..............................    225,000        5,287,500
                                                                         --------------
                                                                             49,056,250
                                                                         --------------
CONSUMER NON-DURABLES  0.5%
Kenneth Cole Productions, Inc., Class A (a)................    300,000       11,775,000
                                                                         --------------

CONSUMER SERVICES  7.7%
Adelphia Business Solutions, Class A (a)...................    325,000       20,028,125
Aether Systems, Inc. (a)...................................     23,100        4,192,650
Albany Molecular Research, Inc. (a)........................    100,000        5,837,500
Cox Radio, Inc., Class A (a)...............................     40,000        3,360,000
Diamond Technology Partners, Inc., Class A (a).............    172,500       11,341,875
Hispanic Broadcasting Corp. (a)............................    200,000       22,650,000
Macrovision Corp. (a)......................................    400,000       34,450,000
Photon Dynamics, Inc. (a)..................................     85,000        5,865,000
Proxicom, Inc. (a).........................................    350,000       15,509,375
Quanta Services, Inc. (a)..................................    125,000        7,585,937
Radio One, Inc., Class A (a)...............................    175,000       11,659,375
TMP Worldwide, Inc. (a)....................................    240,000       18,660,000
ValueVision International, Inc., Class A (a)...............    300,000       12,412,500
Vignette Corp. (a).........................................     50,000        8,012,500
                                                                         --------------
                                                                            181,564,837
                                                                         --------------
ENERGY  5.0%
ENSCO International, Inc. .................................    800,000       28,900,000
Newfield Exploration Co. (a)...............................    175,000        6,168,750
Patterson Energy, Inc. (a).................................    500,000       15,875,000
Rowan Cos., Inc. (a).......................................    500,000       14,718,750
Santa Fe International Corp. ..............................    150,000        5,550,000
Smith International, Inc. (a)..............................    275,000       21,312,500
Stone Energy Corp. (a).....................................    150,000        7,387,500
Triton Energy Ltd. ........................................    500,000       17,531,250
                                                                         --------------
                                                                            117,443,750
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                        DESCRIPTION                           SHARES      MARKET VALUE
FINANCE  1.7%
London Pacific Group Ltd.--ADR (United Kingdom)............    700,000   $   16,275,000
Silicon Valley Bancshares (a)..............................    350,000       25,156,250
                                                                         --------------
                                                                             41,431,250
                                                                         --------------
FINANCIAL SERVICES  0.3%
TD Waterhouse Group, Inc. (a)..............................    300,000        7,500,000
                                                                         --------------

HEALTHCARE  3.1%
Hooper Holmes, Inc. .......................................    100,000        3,431,250
Jones Pharma, Inc. ........................................    750,000       22,781,250
Medicis Pharmaceutical Corp., Class A (a)..................    125,000        5,000,000
MedImmune, Inc. (a)........................................     60,000       10,447,500
PolyMedica Corp. (a).......................................    175,000       10,281,250
Priority Healthcare Corp., Class B (a).....................    150,000        7,537,500
QLT PhotoTherapeutics, Inc. (a)............................    150,000        8,287,500
Zoll Medical Corp. (a).....................................     85,000        4,356,250
                                                                         --------------
                                                                             72,122,500
                                                                         --------------
PHARMACEUTICALS  0.9%
Biovail Corp. (a)..........................................    200,000        8,862,500
Celgene Corp. (a)..........................................     40,000        3,982,500
Cor Therapeutics, Inc. (a).................................    135,000        8,899,453
                                                                         --------------
                                                                             21,744,453
                                                                         --------------
PRODUCER MANUFACTURING  7.1%
Advanced Energy Industries, Inc. (a).......................    100,000        5,100,000
Advanced Fibre Communications, Inc. (a)....................    200,000       12,537,500
Amphenol Corp., Class A (a)................................     55,000        5,623,750
Asyst Technologies, Inc. (a)...............................    650,000       38,025,000
Cooper Cameron Corp. (a)...................................    125,000        8,359,375
Cree Research, Inc. (a)....................................    250,000       28,218,750
Elantec Semiconductor, Inc. (a)............................    175,000       12,873,437
Electro Scientific Industries, Inc. (a)....................    200,000       11,600,000
Helix Technology Corp. ....................................    250,000       15,015,625
Insituform Technologies, Inc., Class A (a).................    175,000        5,359,375
Kopin Corp. (a)............................................    150,000       10,312,500
LTX Corp. (a)..............................................    150,000        6,778,125
Newport Corp...............................................     50,000        6,750,000
                                                                         --------------
                                                                            166,553,437
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.2%
Maverick Tube Corp. (a)....................................    175,000        5,676,563
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                        DESCRIPTION                           SHARES      MARKET VALUE
TELECOMMUNICATIONS  4.0%
Exar Corp. (a).............................................    232,500   $   16,638,282
LCC International, Inc. (a)................................    250,000        9,906,250
Natural MicroSystems Corp. (a).............................    100,000        8,575,000
Network Plus Corp. (a).....................................    175,000        7,087,500
Next Level Communications, Inc., Class A (a)...............     16,700        1,816,125
OTG Software, Inc. (a).....................................     12,800          516,000
Primus Telecommunications Group, Inc. (a)..................    150,000        7,753,125
Tekelec, Inc. (a)..........................................    150,000        5,568,750
Telaxis Communications Corp. (a)...........................     11,200          673,225
Terayon Communication Systems, Inc. (a)....................    125,000       25,625,000
UTStarcom, Inc. (a)........................................     21,300        1,662,731
Westell Technologies, Inc., Class A (a)....................    250,000        7,968,750
                                                                         --------------
                                                                             93,790,738
                                                                         --------------
TECHNOLOGY  60.8%
724 Solutions, Inc. (a) ...................................     29,000        3,610,500
Actuate Corp. (a)..........................................    120,000        6,457,500
Advanced Digital Information Corp. (a).....................  1,050,000       35,962,500
Allaire Corp. (a)..........................................    250,000       18,906,250
Alpha Industries, Inc. ....................................    200,000       19,000,000
ANADIGICS, Inc. (a)........................................    350,000       23,100,000
Applied Micro Circuits Corp. (a)...........................    300,000       45,018,750
AppNet, Inc. (a)...........................................     75,000        3,525,000
Arrowpoint Communications, Inc. (a)........................      4,900          580,573
Aspect Development, Inc. (a)...............................    300,000       19,312,500
Aspen Technology, Inc. (a).................................    150,000        6,056,250
Audiovox Corp., Class A (a)................................    301,000       13,131,125
AVX Corp. .................................................    200,000       15,162,500
BroadVision, Inc. (a)......................................    235,000       10,545,625
Brocade Communications Systems, Inc. (a)...................    112,000       20,083,000
Business Objects SA--ADR (France) (a)......................    550,000       54,725,000
C-COR.net Corp. (a)........................................    325,000       15,925,000
Check Point Software Technologies, Ltd.--ADR (Israel)          200,000       34,212,500
  (a)......................................................
Copper Mountain Networks, Inc. (a).........................    200,000       16,387,500
Credence Systems Corp. (a).................................    350,000       43,793,750
Cymer, Inc. (a)............................................    325,000       16,250,000
Davox Corp. (a)............................................    150,000        4,012,500
Digital Lightwave, Inc. (a)................................    100,000        6,231,250
Efficient Networks, Inc. (a)...............................    175,000       27,256,250
Exodus Communications, Inc. (a)............................    130,000       18,265,000
Extreme Networks, Inc. (a).................................    125,000        9,875,000
Foundry Networks, Inc. (a).................................     74,200       10,666,250
Gemstar International Group Ltd. (a).......................    259,200       22,291,200
Harmonic, Inc. (a).........................................    400,000       33,300,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                        DESCRIPTION                           SHARES      MARKET VALUE
TECHNOLOGY (CONTINUED)
Informatica Corp. (a)......................................    150,000   $   11,521,875
Informix Corp. (a).........................................    650,000       11,009,375
Integrated Device Technology, Inc. (a).....................    300,000       11,887,500
Intersil Holding Corp., Class A (a)........................     45,200        2,336,275
Iona Technologies--ADR (Ireland) (a).......................    100,000        7,400,000
ISS Group, Inc. (a)........................................    250,000       29,125,000
JDS Uniphase Corp. (a).....................................    500,000       60,281,250
KEMET Corp. (a)............................................    362,000       22,896,500
Keynote Systems, Inc. (a)..................................    125,000       12,781,250
Lam Research Corp. (a).....................................    225,000       10,139,062
LSI Logic Corp. (a)........................................    200,000       14,525,000
Mercury Interactive Corp. (a)..............................    250,000       19,812,500
Micrel, Inc. (a)...........................................    230,000       22,080,000
Micromuse, Inc. (a)........................................    450,000       62,465,625
MRV Communications, Inc. (a)...............................     50,000        4,581,250
NetIQ Corp. (a)............................................     20,700        1,383,019
Novellus Systems, Inc. (a).................................    225,000       12,628,125
OpenTV Corp., Class A (a)..................................     31,100        3,681,462
Orbotech, Ltd. (a).........................................     97,500        8,287,500
PC-Tel, Inc. (a)...........................................     28,900        2,174,725
Peregrine Systems, Inc. (a)................................    500,000       33,531,250
PerkinElmer, Inc. .........................................    125,000        8,312,500
Pharmacopeia, Inc. (a).....................................    300,000       14,700,000
Pinnacle Systems, Inc. (a).................................    300,000        9,975,000
Polycom, Inc. (a)..........................................    150,000       11,878,125
Powerwave Technologies, Inc. (a)...........................    250,000       31,250,000
Proxim, Inc. (a)...........................................    100,000       11,968,750
QIAGEN NV--ADR (Netherlands) (a)...........................     40,000        5,440,000
QLogic Corp. (a)...........................................    340,000       46,070,000
Radisys Corp. (a)..........................................    105,000        6,313,125
RADVision Ltd. (a).........................................     13,000          680,875
Redback Networks, Inc. (a).................................     50,000       14,996,875
SanDisk Corp. (a)..........................................    175,000       21,437,500
Scient Corp. (a)...........................................     50,000        4,534,375
SDL, Inc. (a)..............................................    450,000       95,793,750
Selectica, Inc. (a)........................................     20,600        1,817,950
Semtech Corp. (a)..........................................    300,000       19,218,750
Silicon Image, Inc. (a)....................................     22,900        1,640,213
Silicon Storage Technology, Inc. (a).......................    125,000        9,234,375
St Assembly Test Services Ltd.--ADR (Singapore) (a)........     28,400        1,377,400
Symyx Technologies, Inc. (a)...............................     27,400        1,181,625
Techne Corp. (a)...........................................    250,000       17,250,000
Three-Five Systems, Inc. (a)...............................    200,000       12,000,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                        DESCRIPTION                           SHARES      MARKET VALUE
TECHNOLOGY (CONTINUED)
Titan Corp. (a)............................................    500,000   $   25,500,000
TranSwitch Corp. (a).......................................    187,500       18,023,438
TriQuint Semiconductor, Inc. (a)...........................    300,000       22,050,000
Turnstone Systems, Inc. (a)................................      8,400          966,000
Varian Semiconductor Equipment Associates, Inc. (a)........    350,000       22,268,750
VERITAS Software Corp. (a).................................    112,500       14,737,500
Versata, Inc. (a)..........................................     10,600          637,988
Virata Corp. (a)...........................................     25,700        2,566,788
Vishay Intertechnology, Inc. (a)...........................    350,000       19,468,750
Vitria Technology, Inc. (a)................................     16,000        1,613,000
WebTrends Corp. (a)........................................    150,000       10,800,000
Zomax, Inc. (a)............................................    325,000       19,581,250
Zoran Corp. (a)............................................    175,000        9,854,687
                                                                         --------------
                                                                          1,433,311,155
                                                                         --------------
UTILITIES  3.3%
AirGate PCS, Inc. (a)......................................     45,300        4,779,150
Calpine Corp. (a)..........................................    350,000       32,900,000
Clarent Corp. (a)..........................................     60,000        5,411,250
Illuminet Holdings, Inc. (a)...............................     13,100          644,970
RF Micro Devices, Inc. (a).................................    250,000       33,593,750
                                                                         --------------
                                                                             77,329,120
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  96.7%
  (Cost $1,289,693,421)...............................................    2,279,299,053
REPURCHASE AGREEMENT  3.2%
  Warburg Dillon Read ($74,975,000 par, collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/00, to
  be sold on 04/03/00 at $75,012,987) (Cost $74,975,000)..............       74,975,000
                                                                         --------------
TOTAL INVESTMENTS  99.9%
    (Cost $1,364,668,421).............................................    2,354,274,053
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................        2,723,318
                                                                         --------------
NET ASSETS  100.0%....................................................   $2,356,997,371
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt.

 * The common stocks are classified by sectors which represent broad groupings of related industries.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000

ASSETS:
Total Investments (Cost $1,364,668,421).....................  $2,354,274,053
Cash........................................................           3,138
Receivables:
  Investments Sold..........................................      45,708,764
  Fund Shares Sold..........................................      16,791,054
  Dividends.................................................         100,260
  Interest..................................................          12,691
Unamortized Organizational Costs............................          24,456
Other.......................................................          19,397
                                                              --------------
    Total Assets............................................   2,416,933,813
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      30,219,549
  Investments Purchased.....................................      25,419,440
  Distributor and Affiliates................................       2,283,905
  Investment Advisory Fee...................................       1,571,579
Accrued Expenses............................................         322,723
Trustees' Deferred Compensation and Retirement Plans........         119,246
                                                              --------------
    Total Liabilities.......................................      59,936,442
                                                              --------------
NET ASSETS..................................................  $2,356,997,371
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,174,619,430
Net Unrealized Appreciation.................................     989,605,632
Accumulated Net Realized Gain...............................     192,891,352
Accumulated Net Investment Loss.............................        (119,043)
                                                              --------------
NET ASSETS..................................................  $2,356,997,371
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,205,790,902 and 32,203,301 shares of
    beneficial interest issued and outstanding).............  $        37.44
    Maximum sales charge (5.75%* of offering price).........            2.28
                                                              --------------
    Maximum offering price to public........................  $        39.72
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $948,484,491 and 26,170,809 shares of
    beneficial interest issued and outstanding).............  $        36.24
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $202,721,978 and 5,580,265 shares of
    beneficial interest issued and outstanding).............  $        36.33
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2000

INVESTMENT INCOME:
Interest....................................................  $    4,411,270
Dividends (Net of foreign withholding taxes of $8,640)......         348,204
                                                              --------------
    Total Income............................................       4,759,474
                                                              --------------
EXPENSES:
Investment Advisory Fee.....................................       8,558,616
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,528,368, $5,124,708 and $920,433,
  respectively).............................................       7,573,509
Shareholder Services........................................       2,506,653
Custody.....................................................         133,654
Legal.......................................................          63,152
Trustees' Fees and Related Expenses.........................          60,060
Amortization of Organizational Costs........................          21,056
Other.......................................................         861,878
                                                              --------------
    Total Expenses..........................................      19,778,578
    Less Credits Earned on Overnight Cash Balances..........           2,232
                                                              --------------
    Net Expenses............................................      19,776,346
                                                              --------------
NET INVESTMENT LOSS.........................................  $  (15,016,872)
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  285,606,283
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     168,181,463
  End of the Period.........................................     989,605,632
                                                              --------------
Net Unrealized Appreciation During the Period...............     821,424,169
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $1,107,030,452
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,092,013,580
                                                              ==============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended March 31, 2000, Nine Months Ended March 31, 1999 and the Year Ended June 30, 1998

                                      YEAR ENDED
                                        MARCH         NINE MONTHS ENDED     YEAR ENDED
                                       31, 2000        MARCH 31, 1999      JUNE 30, 1998
                                    ----------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................ $  (15,016,872)     $ (3,914,828)      $ (3,698,217)
Net Realized Gain..................    285,606,283        17,607,525         46,196,606
Net Unrealized Appreciation During
  the Period.......................    821,424,169        98,128,461         30,931,626
                                    --------------      ------------       ------------
Change in Net Assets from
  Operations.......................  1,092,013,580       111,821,158         73,430,015
                                    --------------      ------------       ------------
Distributions from Net Realized
  Gain:
  Class A Shares...................    (44,926,473)       (8,188,984)               -0-
  Class B Shares...................    (42,825,702)      (10,090,918)               -0-
  Class C Shares...................     (7,505,533)       (1,152,760)               -0-
                                    --------------      ------------       ------------
Total Distributions................    (95,257,708)      (19,432,662)               -0-
                                    --------------      ------------       ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............    996,755,872        92,388,496         73,430,015
                                    --------------      ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........  1,278,094,894       293,035,698        165,163,266
Net Asset Value of Shares Issued
  Through Dividend Reinvestment....     84,362,153        18,218,328                -0-
Cost of Shares Repurchased.........   (503,929,502)     (184,145,939)      (145,403,812)
                                    --------------      ------------       ------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............    858,527,545       127,108,087         19,759,454
                                    --------------      ------------       ------------
TOTAL INCREASE IN NET ASSETS.......  1,855,283,417       219,496,583         93,189,469
NET ASSETS:
Beginning of the Period............    501,713,954       282,217,371        189,027,902
                                    --------------      ------------       ------------
End of the Period (Including
  accumulated net investment loss
  of $119,043, $66,257 and $51,572,
  respectively).................... $2,356,997,371      $501,713,954       $282,217,371
                                    ==============      ============       ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             MAY 29, 1996
                                                                            (COMMENCEMENT
                                           NINE MONTHS      YEAR ENDED      OF INVESTMENT
                              YEAR ENDED      ENDED          JUNE 30,       OPERATIONS) TO
       CLASS A SHARES         MARCH 31,     MARCH 31,    ----------------      JUNE 30,
                               2000 (B)     1999 (B)      1998      1997         1996
                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $ 17.137      $13.676     $ 9.948   $9.118       $9.430
                               --------      -------     -------   ------       ------
  Net Investment Loss........     (.234)       (.125)      (.135)   (.065)       (.002)
  Net Realized and Unrealized
    Gain/Loss................    22.414        4.445       3.863     .895        (.310)
                               --------      -------     -------   ------       ------
Total from Investment
  Operations.................    22.180        4.320       3.728     .830        (.312)
Less Distributions from Net
  Realized Gain..............     1.874         .859         -0-      -0-          -0-
                               --------      -------     -------   ------       ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $ 37.443      $17.137     $13.676   $9.948       $9.118
                               ========      =======     =======   ======       ======

Total Return (a).............   133.67%       33.72%**    37.49%    9.10%       (3.29%)**
Net Assets at End of the
  Period (In millions).......  $1,205.8      $ 242.6     $ 117.5   $ 84.0       $ 30.3
Ratio of Expenses to Average
  Net Assets*................     1.25%        1.56%       1.44%    1.30%        1.29%
Ratio of Net Investment Loss
  to Average Net Assets*.....     (.86%)      (1.22%)     (1.09%)   (.81%)       (.50%)
Portfolio Turnover...........      139%         126%**      185%     186%           4%**

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................       N/A          N/A       1.61%    1.61%        2.05%
Ratio of Net Investment Loss
  to Average Net Assets......       N/A          N/A      (1.26%)  (1.12%)      (1.25%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             MAY 29, 1996
                                                                            (COMMENCEMENT
                                           NINE MONTHS      YEAR ENDED      OF INVESTMENT
                              YEAR ENDED      ENDED          JUNE 30,       OPERATIONS) TO
       CLASS B SHARES         MARCH 31,     MARCH 31,    ----------------      JUNE 30,
                               2000 (B)     1999 (B)      1998      1997         1996
                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $16.747       $13.461     $ 9.867   $9.112       $9.430
                               -------       -------     -------   ------       ------
  Net Investment Loss........    (.422)        (.197)      (.204)   (.105)       (.006)
  Net Realized and Unrealized
    Gain/Loss................   21.791         4.342       3.798     .860        (.312)
                               -------       -------     -------   ------       ------
Total from Investment
  Operations.................   21.369         4.145       3.594     .755        (.318)
Less Distributions from Net
  Realized Gain..............    1.874          .859         -0-      -0-          -0-
                               -------       -------     -------   ------       ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $36.242       $16.747     $13.461   $9.867       $9.112
                               =======       =======     =======   ======       ======

Total Return (a).............  131.91%        32.99%**    36.37%    8.34%       (3.39%)**
Net Assets at End of the
  Period (In millions).......  $ 948.5       $ 231.8     $ 148.4   $ 94.2       $ 25.5
Ratio of Expenses to Average
  Net Assets*................    2.00%         2.33%       2.20%    2.05%        2.06%
Ratio of Net Investment Loss
  to Average Net Assets*.....   (1.61%)       (1.99%)     (1.85%)  (1.55%)      (1.28%)
Portfolio Turnover...........     139%          126%**      185%     186%           4%**

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................      N/A           N/A       2.37%    2.35%        2.81%
Ratio of Net Investment Loss
  to Average Net Assets......      N/A           N/A      (2.02%)  (1.86%)      (2.04%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             MAY 29, 1996
                                                                            (COMMENCEMENT
                                           NINE MONTHS      YEAR ENDED      OF INVESTMENT
                              YEAR ENDED      ENDED          JUNE 30,       OPERATIONS) TO
       CLASS C SHARES         MARCH 31,     MARCH 31,    ----------------      JUNE 30,
                               2000 (B)     1999 (B)      1998      1997         1996
                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $16.762       $13.470     $ 9.869   $9.113       $9.430
                               -------       -------     -------   ------       ------
  Net Investment Loss........    (.447)        (.197)      (.203)   (.103)       (.006)
  Net Realized and Unrealized
    Gain/Loss................   21.887         4.348       3.804     .859        (.311)
                               -------       -------     -------   ------       ------
Total from Investment
  Operations.................   21.440         4.151       3.601     .756        (.317)
Less Distributions from Net
  Realized Gain..............    1.874          .859         -0-      -0-          -0-
                               -------       -------     -------   ------       ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $36.328       $16.762     $13.470   $9.869       $9.113
                               =======       =======     =======   ======       ======

Total Return (a).............  132.31%        32.96%**    36.47%    8.34%       (3.39%)**
Net Assets at End of the
  Period (In millions).......  $ 202.7       $  27.4     $  16.4   $ 10.8       $  3.9
Ratio of Expenses to Average
  Net Assets*................    2.01%         2.33%       2.20%    2.05%        2.05%
Ratio of Net Investment Loss
  to Average Net Assets*.....   (1.62%)       (1.98%)     (1.85%)  (1.54%)      (1.28%)
Portfolio Turnover...........     139%          126%**      185%     186%           4%**

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................      N/A           N/A       2.36%    2.35%        2.81%
Ratio of Net Investment Loss
  to Average Net Assets......      N/A           N/A      (2.02%)  (1.85%)      (2.04%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) Based on average shares outstanding.

N/A = Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated net realized gain/loss differs for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,365,546,684; the aggregate gross unrealized appreciation is $1,019,181,282 and the aggregate gross unrealized depreciation is $30,453,913, resulting in net unrealized appreciation on long- and short-term investments of $988,727,369.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the year ended March 31, 2000, the nine months ended March 31, 1999 and for the year ended June 30, 1998 have been identified and appropriately reclassified. For the year ended March 31, 2000, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totaling $14,964,086 has been reclassified from accumulated net realized gains to

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

accumulated net investment loss. For the nine months ended March 31, 1999, a permanent difference related to a net operating loss totaling $3,900,143 has been reclassified from accumulated net investment loss to capital. For the year ended June 30, 1998, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totaling $124,267 has been reclassified from accumulated net realized gains to accumulated net investment loss. The $3,557,256 of remaining tax basis net operating loss was reclassified from accumulated net investment loss to capital.

G. EXPENSE REDUCTIONS During the year ended March 31, 2000, the Fund's custody fee was reduced by $2,232 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $500 million..........................................     .75 of 1%
Next $500 million...........................................     .70 of 1%
Over $1 billion.............................................     .65 of 1%

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $48,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $166,100, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2000, the Fund recognized expenses of approximately $1,931,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 2000, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $624,037,002, $434,920,028 and
$115,662,400 for Classes A, B, and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   28,901,927    $  792,938,804
  Class B..............................................   15,130,699       372,428,551
  Class C..............................................    4,427,215       112,727,539
                                                         -----------    --------------
Total Sales............................................   48,459,841    $1,278,094,894
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    1,492,984    $   39,967,184
  Class B..............................................    1,455,968        37,811,488
  Class C..............................................      252,919         6,583,481
                                                         -----------    --------------
Total Dividend Reinvestment............................    3,201,871    $   84,362,153
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (12,345,867)   $ (366,411,624)
  Class B..............................................   (4,256,570)     (116,693,001)
  Class C..............................................     (732,790)      (20,824,877)
                                                         -----------    --------------
Total Repurchases......................................  (17,335,227)   $ (503,929,502)
                                                         ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At March 31, 1999, capital aggregated $157,542,638, $141,372,990 and
$17,176,257 for Classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   16,304,723    $ 225,416,282
  Class B...............................................    4,260,040       58,630,954
  Class C...............................................      654,046        8,988,462
                                                          -----------    -------------
Total Sales.............................................   21,218,809    $ 293,035,698
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      617,711    $   7,881,994
  Class B...............................................      748,531        9,356,636
  Class C...............................................       78,313          979,698
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,444,555    $  18,218,328
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,356,554)   $(151,245,333)
  Class B...............................................   (2,191,661)     (28,721,224)
  Class C...............................................     (315,445)      (4,179,382)
                                                          -----------    -------------
Total Repurchases.......................................  (13,863,660)   $(184,145,939)
                                                          ===========    =============

    At June 30, 1998, capital aggregated $77,375,241, $103,908,446 and
$11,600,254 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    9,586,041    $ 113,481,993
  Class B...............................................    3,875,397       46,006,833
  Class C...............................................      476,868        5,674,440
                                                          -----------    -------------
Total Sales.............................................   13,938,306    $ 165,163,266
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,437,958)   $(112,683,409)
  Class B...............................................   (2,400,562)     (28,531,040)
  Class C...............................................     (359,118)      (4,189,363)
                                                          -----------    -------------
Total Repurchases.......................................  (12,197,638)   $(145,403,812)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2000, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2000, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $860,000, and CDSC on redeemed shares of approximately $655,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,298,722,633 and $1,577,164,936, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). There were no transactions in futures contracts during the year ended March 31, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended March 31, 2000, are payments retained by Van Kampen of approximately $3,811,700.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Aggressive Growth Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets and the financial highlights for each of the periods ended on or prior to March 31, 1999 were audited by other independent accountants whose report dated May 6, 1999 expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
May 5, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

 For federal income tax purposes, the following is furnished with respect of the distributions paid by the Fund during its taxable year ended March 31, 2000. The Fund designated and paid $69,453,074 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution.

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  23,699,926            228,108
Jerry D. Choate.......................................  23,695,301            232,733
Linda Hutton Heagy....................................  23,697,744            230,290
R. Craig Kennedy......................................  23,701,897            226,137
Mitchell M. Merin.....................................  23,699,398            228,636
Jack E. Nelson........................................  23,700,441            227,593
Richard F. Powers, III................................  23,692,169            235,865
Phillip B. Rooney.....................................  23,699,067            228,967
Fernando Sisto........................................  23,680,407            247,627
Wayne W. Whalen.......................................  23,700,131            227,903
Suzanne H. Woolsey ...................................  23,697,269            230,765
Paul G. Yovovich*.....................................  23,700,314            227,720

* On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 23,441,543 shares voted for the proposal, 95,683 shares voted against and 390,808 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
         REPORT OF INDEPENDENT ACCOUNTANTS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32
              RESULTS OF SHAREHOLDER VOTES      33

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   93.18%     91.74%     91.52%
-------------------------------------------------------------------------
One-year total return(2)                 82.09%     86.74%     90.52%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                44.53%     45.58%     45.65%
-------------------------------------------------------------------------
Commencement Date                      12/27/95   12/27/95   12/27/95
-------------------------------------------------------------------------

()1 Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns of Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Since the Fund's inception, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower.

One factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater effect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as they did in 1996.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 27, 1995 - March 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                        GROWTH FUND                       S&P 500 INDEX
                                                                        -----------                       -------------
12/95                                                                      9425.00                           10000.00
3/96                                                                      11310.00                           10621.00
9/96                                                                      14213.00                           11437.00
3/97                                                                      15213.00                           12723.00
9/97                                                                      21168.00                           16057.00
3/98                                                                      23134.00                           18815.00
9/98                                                                      18768.00                           17505.00
3/99                                                                      24857.00                           22283.00
9/99                                                                      26180.00                           22365.00
3/00                                                                      48020.00                           26272.00

This chart compares your Fund's performance to that of the S&P 500 Index over time.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth Fund Index will not appear in this or future reports.

This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. An investment cannot be made directly in an index.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliate. While the Fund had been available for sale in a limited number of states, prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The Fund's adviser believes that the portfolio had been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--March 31, 2000)


1.   JDS UNIPHASE                3.4%
     Makes products used in optical
     networks for the telecommunications
     and cable-television industries.

2.   VERITAS SOFTWARE            2.1%
     Makes software designed to enhance
     electronic information storage.

3.   ANALOG DEVICES              1.9%
     Develops integrated circuits used in
     analog and digital signal processing.

4.   EXODUS COMMUNICATIONS       1.8%
     Offers services that allow businesses
     to outsource management of their
     Internet sites.

5.   ATMEL                       1.8%
     Develops semiconductors for use in
     electronic devices.

6.   BJ SERVICES                 1.6%
     Provides a variety of oil-field
     services to the petroleum industry
     worldwide.

7.   ALTERA                      1.6%
     Makes high-density logic devices that
     customers can program.

8.   POLYCOM                     1.6%
     Makes long-distance video-, audio-,
     and data-conferencing products.

9.   PMC SIERRA                  1.6%
     Develops semiconductor systems for
     communications markets.

10.  BROADCOM                    1.5%
     Makes semiconductors used in
     high-speed data and
     video-transmission products.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

(*)These sector categories represent broad groupings of related industries.

    [BAR GRAPH]

                                                                       MARCH 31, 2000                     MARCH 31, 1999
                                                                       --------------                     --------------
Technology                                                                  58.1                               34.3
Consumer Services                                                           10.8                                6.1
Consumer Distribution                                                        8.7                               29.0
Energy                                                                       6.7                                0.0
Utilities                                                                    4.9                                4.8

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST YEAR. THE REPRESENTATIVES INCLUDE JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN DECEMBER 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, PORTFOLIO MANAGERS, AND STEPHEN L. BOYD, CHIEF INVESTMENT OFFICER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED MARCH 31, 2000.

Q   HOW DID THE STOCK MARKET
    PERFORM DURING THE REPORTING PERIOD?

A   For the vast majority of the
reporting period, it was a favorable market environment for the Fund. Technology stocks, which made up a substantial portion of the Fund's investments during the reporting period, continued their outstanding performance of the past few years. (The Fund's investments in the technology sector consisted of broad groupings of related industries.) This was especially the case during the final quarter of 1999, when the NASDAQ stock index, which includes a number of technology companies, rose impressively. In the first two months of the new year, technology stocks continued their strong results while "blue chip" stocks started falling out of favor with investors. In March, however, this situation reversed itself, with the Dow Jones Industrial Average making a healthy recovery and the NASDAQ giving back some of the ground it had gained during the reporting period.

    Over the last 12 months an unusually large number of companies, especially technology firms, raised financing through the initial public offering (IPO) process. Generally, IPOs performed exceedingly well--at least in their initial days or months of being a public stock--with many rising more than 100 percent on their first trading day. [Editor's note: At press time, the IPO market has become more subdued, and many stocks that went public during the reporting period have experienced large declines from their highs.]

Q   WERE THERE ANY SIGNIFICANT
    TRENDS THAT AFFECTED THE STOCK MARKET?

A   Recently, we've noticed a shift in
how the market assesses the value of certain companies--especially technology companies. In the past, the market focused intensely on a company's expected earnings as a

THE MANAGERS' INVESTMENT APPROACH

WE PURCHASE STOCKS THAT MEET OUR CRITERIA OF POSITIVE FUTURE FUNDAMENTALS AND ATTRACTIVE CURRENT VALUATIONS. BY OUR DEFINITION, A COMPANY WITH POSITIVE FUTURE FUNDAMENTALS HAS AT LEAST ONE OF THE FOLLOWING TRAITS: CONSISTENT EARNINGS GROWTH; ACCELERATING EARNINGS GROWTH; BETTER THAN EXPECTED FUNDAMENTALS; OR AN UNDERLYING CHANGE IN A COMPANY, INDUSTRY, OR REGULATORY ENVIRONMENT. WE EVALUATE STOCKS USING A "BOTTOM UP" APPROACH--IN OTHER WORDS, ON A COMPANY BY COMPANY BASIS.

measure of its strength. Recently, however, the market has been concentrating on expectations for a company's future sales. Investors have been rewarding stocks whose revenue outlook is bright, regardless of whether the company is currently making money. Many Internet and telecommunications companies, for example, aren't making a profit now, but investors believe these companies will produce earnings in the future and are willing to pay high stock prices to own them.

    Over the past year and a half, valuations of companies with a strong revenue growth outlook have dramatically increased relative to those of companies with more moderate revenue growth expectations. This valuation divergence is at or near a historically high level. We can not predict if this will continue, but it has been a major determinant of individual stock performance during the reporting period.

Q   IN LIGHT OF THIS ENVIRONMENT,
    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A   Regardless of the market
environment, we follow a consistent investment strategy in managing the Fund (see above). During the reporting period, our investment criteria led us to emphasize the technology sector. Many technology companies had a positive fundamental outlook at the start of the reporting period. As the year progressed, that outlook improved even further based on a strong economy, continued spending from companies investing in their Internet strategy, and better-than-expected growth in end-user markets such as mobile phones. This strategy contributed to the Fund's positive performance during the period.

    On the other hand, fundamentals deteriorated in some health care companies, causing us to reduce the Fund's exposure to that sector.

Q   WHICH AREAS OF THE MARKET
    PRESENTED ATTRACTIVE INVESTMENT OPPORTUNITIES?

A   As we mentioned, we found many
opportunities in technology and related industries. During the reporting period, technology companies were largely immune to the Fed's interest-rate increases, while many retail firms struggled. Consequently, the Fund's top holdings changed substantially during the reporting period, as technology stocks edged out many retail stocks.

    A new area of opportunity for the Fund was energy services, which includes offshore drillers and energy-services companies. Although it does not encompass a large portion of the Fund's assets, we increased the Fund's position in this sector because escalating energy prices have triggered a rebound in drilling. Some of the Fund's holdings in this area during the reporting period included Smith International and BJ Services.

Q   WHICH STOCKS MADE THE GREATEST
    POSITIVE CONTRIBUTION TO FUND PERFORMANCE?

A   The Fund's best-performing stocks
were overwhelmingly technology companies. At the end of the reporting period, the Fund's largest holding and strongest contributor to performance was JDS Uniphase, which produces optical networking equipment for data communications. Another top holding and excellent performer was Polycom, which is the market leader in audio conferencing equipment.

    Semiconductor stocks were a very fruitful pocket of the technology sector, as this area recently rallied from a prolonged downturn. Semiconductors are the core of many technology products, and the explosion in communications equipment has accelerated their growth. The Fund benefited from owning Applied Micro Circuits, PMC Sierra, and TranSwitch--companies that primarily supply the communications market--as well as LSI Logic and Altera, which are more diversified in their product offerings.

Q   DID INVESTMENTS IN OTHER AREAS
    HELP FUND PERFORMANCE?

A   Yes. Univision, Radio One, and
Emmis Communications are media companies that added significantly to the Fund's total return. These companies benefited from increased advertising spending resulting from a strong economy.

    Also, Nextel Communications performed very well for the Fund, as the wireless industry has exploded with subscriber growth. The Fund benefited from its investment in Calpine, an independent energy producer that has taken advantage of opportunities presented by utility deregulation. Young shoppers boosted sales for Pacific Sunwear (beach clothing retailer) and Too (apparel and lifestyle products for girls), two of the Fund's strong retail holdings.

    Of course, not all of the stocks in the Fund performed as favorably as any of those mentioned, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the Fund in the future. For additional Fund highlights, please refer to page 6.

Q   WHAT STOCKS HURT
    FUND PERFORMANCE?

A   Many of the Fund's retail holdings
performed poorly, as investors feared that higher interest rates might curtail consumer spending. The Fund's return was negatively affected by Tandy, Cost Plus, Tommy Hilfiger, Sunglass Hut,

Jones Apparel, Ann Taylor Stores, and TJX Companies. During the reporting period we sold most of these stocks from the Fund's portfolio. Financial stocks also struggled during the reporting period due to rising interest rates. Capital One and Providian--two credit card issuers--were among those that hurt the Fund's return.

    Finally, health-care services was a disappointing sector. Issues regarding Medicare reimbursement have taken a toll on many service providers, including Wellpoint and HealthSouth, two of the Fund's holdings. Consequently, we greatly reduced the Fund's weighting in the health-care sector during the reporting period.

Q   HOW DID THE FUND
    PERFORM OVERALL?

A   In a healthy market for growth
companies, the Fund performed very strongly during the reporting period. As of March 31, 2000, the Fund achieved a 12-month total return of 93.18 percent (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Standard & Poor's 500 Index returned 17.23 percent.(1) The S&P 500 is a broad-based, unmanaged index that reflects the general performance of the stock market. Past performance does not guarantee future results.

    This index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by this index. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results.

    The Fund's strong performance during the 12-month reporting period can largely be attributed to investments in the technology sector, which performed favorably during that time. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can ever be repeated. As the Fund expects to have a substantial portion of its assets invested in growth companies, the Fund may be subject to more volatility and erratic movements than the markets in general.

Q   WHAT DO YOU SEE AHEAD FOR THE
    STOCK MARKET?

A   Unless rising interest rates put a
significant damper on the economy, we anticipate a continuation of current market conditions. Our biggest concern is that stock valuations are at historically high levels, which could lead to a major market disruption if the Fed continues to raise interest rates. This could upset corporate earnings and cause significant market volatility--and high-growth, high-valuation stocks can plummet quickly in a volatile market. We've been wary

(1) Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth Fund Index will not appear in this or future shareholder report Q&As.

of this possible scenario for awhile, however, and such a disruption has yet to occur in the current bull market.

Q   GIVEN THESE CONDITIONS, WHAT IS
    YOUR OUTLOOK FOR THE FUND?

A   In managing the Fund, we will
focus increasingly on how all of the Fund's holdings are positioning themselves for the future. As the world continues to embrace new technologies, we will try to distinguish long-term winners and identify future beneficiaries of these radical changes.

    In the near term, we expect fundamentals in the technology sector to remain strong despite higher interest rates. There is no guarantee, however, that the technology sector will continue its strong performance. If technology companies were to develop weaker earnings, then we'd seek out other investment areas with stronger fundamentals. We simply want to invest wherever we find positive future fundamentals, consistent with the investment discipline that has provided strong Fund performance over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent on varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period. Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
                        DESCRIPTION                           SHARES       VALUE
COMMON STOCKS*  95.1%
CONSUMER DISTRIBUTION  8.3%
Chico's Fas, Inc. (a).......................................  148,000   $  2,509,062
Pacific Sunwear of California, Inc. (a).....................   81,500      3,137,750
Starbucks Corp. (a).........................................   72,000      3,226,500
Tandy Corp..................................................   47,000      2,385,250
Tiffany & Co................................................   24,000      2,007,000
Too, Inc. (a)...............................................   95,000      2,998,437
Whitehall Jewellers, Inc. (a)...............................  100,000      2,350,000
Zale Corp. (a)..............................................   15,000        707,813
                                                                        ------------
                                                                          19,321,812
                                                                        ------------
CONSUMER DURABLES  0.7%
Harley Davidson, Inc........................................   21,000      1,666,875
                                                                        ------------

CONSUMER NON-DURABLES  0.4%
Jones Apparel Group, Inc. (a)...............................   30,000        956,250
                                                                        ------------

CONSUMER SERVICES  10.3%
Beasley Broadcast Group, Inc., Class A (a)..................  225,000      2,081,250
Brinker International, Inc. (a).............................   53,000      1,573,437
EchoStar Communications Corp., Class A (a)..................   14,200      1,121,800
Hispanic Broadcasting Corp. (a).............................   25,000      2,831,250
Mediacom Communications Corp., Class A (a)..................   31,500        439,031
Metro-Goldwyn-Mayer, Inc. (a)...............................   39,080        994,098
New York Times Co., Class A.................................   28,000      1,202,250
Outback Steakhouse, Inc. (a)................................   59,000      1,891,687
Park Place Entertainment Corp. (a)..........................  113,000      1,306,563
Radio One, Inc., Class A (a)................................   50,000      3,331,250
TMP Worldwide, Inc. (a).....................................   21,000      1,632,750
Univision Communications, Inc., Class A (a).................   19,000      2,147,000
USA Networks, Inc. (a)......................................   53,000      1,195,813
Wind River Systems, Inc. (a)................................   28,000      1,015,000
Young & Rubicam, Inc. (a)...................................   28,000      1,316,000
                                                                        ------------
                                                                          24,079,179
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                           MARKET
                        DESCRIPTION                           SHARES       VALUE
ENERGY  6.4%
BJ Services Co..............................................   49,000   $  3,619,875
ENSCO International, Inc....................................   72,000      2,601,000
Nabors Industries, Inc. (a).................................   45,000      1,746,562
Noble Drilling Corp. (a)....................................   61,000      2,527,687
Rowan Cos., Inc. (a)........................................   45,000      1,324,688
Smith International, Inc. (a)...............................   41,000      3,177,500
                                                                        ------------
                                                                          14,997,312
                                                                        ------------
FINANCE  3.6%
Capital One Financial Corp..................................   34,000      1,629,875
E Trade Group, Inc..........................................   32,000        964,000
Franklin Resources, Inc.....................................   23,000        769,062
Knight Trimark Group, Inc., Class A (a).....................   14,000        714,000
Northern Trust Corp.........................................   10,000        675,625
SLM Holding Corp............................................   24,000        799,500
Synovus Financial Corp......................................   33,000        622,875
T. Rowe Price Associates, Inc...............................   24,000        948,000
U.S. Trust Corp.............................................    2,000        378,000
Waddell & Reed Financial, Inc., Class A.....................   17,000        719,313
Zions Bancorp...............................................    7,000        291,375
                                                                        ------------
                                                                           8,511,625
                                                                        ------------
HEALTHCARE  4.3%
Alpharma, Inc., Class A.....................................   35,000      1,286,250
Biogen, Inc. (a)............................................   16,000      1,118,000
Forest Laboratories, Inc. (a)...............................   15,000      1,267,500
Jones Pharma, Inc...........................................   25,500        774,563
Medimmune, Inc. (a).........................................    6,000      1,044,750
PE Corp.--PE Biosystems Group...............................   34,000      3,281,000
Wellpoint Health Networks, Inc., (a)........................   19,000      1,327,625
                                                                        ------------
                                                                          10,099,688
                                                                        ------------
PRODUCER MANUFACTURING  0.4%
Corning, Inc................................................    5,000        970,000
                                                                        ------------

TECHNOLOGY  55.3%
3Com Corp. (a)..............................................   25,000      1,390,625
Adaptec, Inc. (a)...........................................   16,000        618,000
ADC Telecommunications, Inc. (a)............................   32,000      1,724,000
Adobe Systems, Inc..........................................   15,000      1,669,687
ADTRAN, Inc. (a)............................................   20,000      1,188,750
Altera Corp. (a)............................................   40,000      3,570,000
Amdocs Ltd. (a).............................................   13,000        957,938
Analog Devices, Inc. (a)....................................   52,000      4,189,250

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                           MARKET
                        DESCRIPTION                           SHARES       VALUE

TECHNOLOGY (CONTINUED)
Apple Computer, Inc. (a)....................................    7,000   $    950,688
Applied Micro Circuits Corp. (a)............................   16,000      2,401,000
Atmel Corp. (a).............................................   77,000      3,975,125
BEA Systems, Inc. (a).......................................   16,000      1,174,000
Broadcom Corp., Class A (a).................................   14,000      3,400,250
CDW Computer Centers, Inc. (a)..............................   27,000      2,279,812
Citrix Systems, Inc. (a)....................................   18,000      1,192,500
Comverse Technology, Inc. (a)...............................   12,000      2,268,000
Conexant Systems, Inc. (a)..................................   16,000      1,136,000
Covad Communications Group, Inc. (a)........................   22,000      1,595,000
Credence Systems Corp. (a)..................................    7,000        875,875
Digital Lightwave, Inc. (a).................................   13,000        810,063
Electronics for Imaging, Inc. (a)...........................   38,000      2,280,000
Exodus Communications, Inc. (a).............................   29,000      4,074,500
Flextronics International Ltd. (a)..........................   19,000      1,338,312
Informix Corp. (a)..........................................   51,000        863,813
Inktomi Corp. (a)...........................................   13,000      2,535,000
Intuit, Inc. (a)............................................   19,000      1,033,125
Jabil Circuit, Inc. (a).....................................   34,000      1,470,500
JDS Uniphase Corp. (a)......................................   63,000      7,595,437
Juniper Networks, Inc. (a)..................................    3,400        896,113
KLA--Tencor Corp. (a).......................................   11,000        926,750
Lam Research Corp. (a)......................................   25,000      1,126,563
Lattice Semiconductor Corp. (a).............................   13,000        879,938
Lexmark International Group, Inc., Class A (a)..............   12,000      1,269,000
Linear Technology Corp......................................   32,000      1,760,000
LSI Logic Corp. (a).........................................   32,000      2,324,000
Mercury Interactive Corp. (a)...............................   10,000        792,500
Micrel, Inc. (a)............................................    9,000        864,000
Microchip Technology, Inc. (a)..............................   20,000      1,315,000
Micron Technology, Inc. (a).................................    5,000        630,000
Network Appliance, Inc. (a).................................   33,000      2,730,750
Networks Associates, Inc. (a)...............................   48,000      1,548,000
Novellus Systems, Inc. (a)..................................   26,000      1,459,250
PMC Sierra, Inc. (a)........................................   17,000      3,462,687
Polycom, Inc. (a)...........................................   45,000      3,563,437
Portal Software, Inc. (a)...................................   12,000        683,250
QLogic Corp. (a)............................................   20,000      2,710,000
Rational Software Corp. (a).................................   35,000      2,677,500
RealNetworks, Inc. (a)......................................   16,000        911,000
RF Micro Devices, Inc. (a)..................................   11,000      1,478,125

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                           MARKET
                        DESCRIPTION                           SHARES       VALUE

TECHNOLOGY (CONTINUED)
{ScanDisk Corp. (a).........................................   15,000   $  1,837,500
Sanmina Corp. (a)...........................................   32,000      2,162,000
Scientific Atlanta, Inc.....................................   40,000      2,537,500
SDL, Inc. (a)...............................................    6,000      1,277,250
Siebel Systems, Inc. (a)....................................   28,000      3,344,250
Symbol Technologies, Inc....................................   24,000      1,975,500
Teradyne, Inc. (a)..........................................   23,000      1,891,750
Terayon Communication Systems, Inc. (a).....................    4,000        820,000
TranSwitch Corp. (a)........................................   27,000      2,595,375
VeriSign, Inc. (a)..........................................   13,000      1,943,500
VERITAS Software Corp. (a)..................................   36,000      4,716,000
Vignette Corp. (a)..........................................    6,000        961,500
Vitesse Semiconductor Corp. (a).............................   20,000      1,925,000
VoiceStream Wireless Corp. (a)..............................   14,000      1,803,375
Waters Corp. (a)............................................   35,000      3,333,750
Xilinx, Inc. (a)............................................   41,000      3,395,312
                                                                        ------------
                                                                         129,084,675
                                                                        ------------
TRANSPORTATION  0.8%
Kansas City Southern Industries, Inc........................   21,000      1,804,688
                                                                        ------------

UTILITIES  4.6%
Broadwing, Inc. (a).........................................   69,000      2,565,937
Calpine Corp. (a)...........................................   33,000      3,102,000
McLeodUSA, Inc. (a).........................................   20,000      1,696,250
Nextel Communications, Inc., Class A (a)....................   16,000      2,372,000
NEXTLINK Communications, Inc., Class A (a)..................    9,000      1,113,188
                                                                        ------------
                                                                          10,849,375
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $136,821,580)................................................    222,341,479

REPURCHASE AGREEMENT  5.9%
SBC Warburg, Corp. ($13,750,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
03/31/00, to be sold on 04/03/00 at $13,756,967) (Cost
$13,750,000)................................................              13,750,000
                                                                        ------------

TOTAL INVESTMENTS  101.0%
  (Cost $150,571,580)................................................    236,091,479
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)........................     (2,441,196)
                                                                        ------------
NET ASSETS  100.0%...................................................   $233,650,283
                                                                        ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

(a) Non-income producing security as this stock currently does not declare dividends.
 * The common stocks are classified by sectors which represent broad groupings of related industries.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000

ASSETS:
Total Investments (Cost $150,571,580).......................  $236,091,479
Cash........................................................           127
Receivables:
  Investments Sold..........................................     6,147,920
  Fund Shares Sold..........................................     2,724,425
  Dividends.................................................        16,045
Unamortized Organizational Costs............................         6,105
Other.......................................................         5,511
                                                              ------------
    Total Assets............................................   244,991,612
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,676,996
  Distributor and Affiliates................................       221,525
  Investment Advisory Fee...................................       153,312
  Fund Shares Repurchased...................................       125,948
Trustees' Deferred Compensation and Retirement Plans........        92,375
Accrued Expenses............................................        71,173
                                                              ------------
    Total Liabilities.......................................    11,341,329
                                                              ------------
NET ASSETS..................................................  $233,650,283
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 96,356,681
Net Unrealized Appreciation.................................    85,519,899
Accumulated Net Realized Gain...............................    51,865,070
Accumulated Net Investment Loss.............................       (91,367)
                                                              ------------
NET ASSETS..................................................  $233,650,283
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
  Net asset value and redemption price per share (Based on
    net assets of $106,258,964 and 2,642,144 shares of
    beneficial interest issued and outstanding).............  $      40.22
  Maximum sales charge (5.75%* of offering price)...........          2.45
                                                              ------------
  Maximum offering price to public..........................  $      42.67
                                                              ============
  Class B Shares:
  Net asset value and offering price per share (Based on net assets of $115,598,099 and 2,959,289 shares of
    beneficial interest issued and outstanding).............  $      39.06
                                                              ============
  Class C Shares:
  Net asset value and offering price per share (Based on net assets of $11,793,220 and 302,298 shares of beneficial
    interest issued and outstanding)........................  $      39.01
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2000

INVESTMENT INCOME:
Dividends...................................................  $    272,162
Interest....................................................       213,777
                                                              ------------
    Total Income............................................       485,939
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,205,210
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $175,663, $821,276 and $84,440,
  respectively).............................................     1,081,379
Shareholder Services........................................       403,011
Trustees' Fees and Related Expenses.........................        41,841
Custody.....................................................        41,228
Legal.......................................................        27,260
Amortization of Organizational Costs........................         7,997
Other.......................................................       184,932
                                                              ------------
    Total Expenses..........................................     2,992,858
    Less Credits Earned on Cash Balances....................           918
                                                              ------------
    Net Expenses............................................     2,991,940
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (2,506,001)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 76,661,986
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    45,329,746
  End of the Period.........................................    85,519,899
                                                              ------------
Net Unrealized Appreciation During the Period...............    40,190,153
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $116,852,139
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $114,346,138
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended March 31, 2000, the Nine Months Ended March 31, 1999 and the Year Ended June 30, 1998

                                          YEAR ENDED     NINE MONTHS ENDED    YEAR ENDED
                                        MARCH 31, 2000    MARCH 31, 1999     JUNE 30, 1998
                                        --------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................  $ (2,506,001)     $ (1,603,898)     $ (1,438,667)
Net Realized Gain/Loss.................    76,661,986        (3,953,208)       12,903,865
Net Unrealized Appreciation During the
  Period...............................    40,190,153         6,336,602        31,450,153
                                         ------------      ------------      ------------
Change in Net Assets from Operations...   114,346,138           779,496        42,915,351
                                         ------------      ------------      ------------

Distributions from Net Realized Gain...   (18,083,411)       (3,378,184)       (6,327,980)
Distributions in Excess of Net Realized
  Gain.................................           -0-          (291,949)              -0-
                                         ------------      ------------      ------------
Distributions from and in Excess of Net
  Realized Gain*.......................   (18,083,411)       (3,670,133)       (6,327,980)
                                         ------------      ------------      ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES................    96,262,727        (2,890,637)       36,587,371
                                         ------------      ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............    25,872,275        12,933,199        28,476,433
Net Asset Value of Shares Issued
  Through Dividend Reinvestment........    16,663,811         3,395,527         5,825,754
Cost of Shares Repurchased.............   (45,486,452)      (26,950,184)      (33,462,669)
                                         ------------      ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................    (2,950,366)      (10,621,458)          839,518
                                         ------------      ------------      ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...............................    93,312,361       (13,512,095)       37,426,889
NET ASSETS:
Beginning of the Period................   140,337,922       153,850,017       116,423,128
                                         ------------      ------------      ------------
End of the Period (Including
  accumulated net investment loss of
  $91,367, $54,616 and $47,131
  respectively)........................  $233,650,283      $140,337,922      $153,850,017
                                         ============      ============      ============

*Distributions by Class
---------------------------------------

Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares.......................  $ (7,810,884)     $ (1,555,668)     $ (2,743,327)
  Class B Shares.......................    (9,299,741)       (1,907,640)       (3,159,670)
  Class C Shares.......................      (972,786)         (206,825)         (424,983)
                                         ------------      ------------      ------------
                                         $(18,083,411)     $ (3,670,133)     $ (6,327,980)
                                         ============      ============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      DECEMBER 27,
                                                                                          1995
                                                      NINE                            (COMMENCEMENT
                                          YEAR       MONTHS       YEAR       YEAR     OF INVESTMENT
                                         ENDED        ENDED      ENDED      ENDED      OPERATIONS)
CLASS A SHARES                         MARCH 31,    MARCH 31,   JUNE 30,   JUNE 30,    TO JUNE 30,
                                        2000(A)      1999(A)      1998     1997(A)        1996
                                       ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..............................   $23.298      $23.463    $17.878    $13.696       $10.000
                                        -------      -------    -------    -------       -------
 Net Investment Income/Loss..........     (.322)       (.185)     (.136)      .031         (.044)
 Net Realized and Unrealized Gain....    20.615         .604      6.711      4.810         3.740
                                        -------      -------    -------    -------       -------
Total from Investment Operations.....    20.293         .419      6.575      4.841         3.696
                                        -------      -------    -------    -------       -------
Less:
 Distributions from and in Excess of
   Net Realized Gain.................     3.374         .584       .990       .353           -0-
 Return of Capital Distribution......       -0-          -0-        -0-       .306           -0-
                                        -------      -------    -------    -------       -------
Total Distributions..................     3.374         .584       .990       .659           -0-
                                        -------      -------    -------    -------       -------
NET ASSET VALUE, END OF THE PERIOD...   $40.217      $23.298    $23.463    $17.878       $13.696
                                        =======      =======    =======    =======       =======

Total Return* (b)....................    93.18%        2.18%**   38.52%     36.00%        37.00%**
Net Assets at End of the Period (In
 millions)...........................   $ 106.3      $  60.1    $  64.9    $  53.1       $    .1
Ratio of Expenses to Average Net
 Assets*.............................     1.44%        1.64%      1.30%      1.32%         1.46%
Ratio of Net Investment Income/Loss
 to Average Net Assets*..............    (1.14%)      (1.19%)     (.64%)      .19%         (.79%)
Portfolio Turnover...................      170%          82%**     125%       139%           94%**

* If certain fees had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets..............................       N/A        1.68%      1.58%      2.31%        15.69%
Ratio of Net Investment Loss to
 Average Net Assets..................       N/A       (1.23%)     (.92%)     (.80%)      (15.02%)

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year or purchase. If the sales charges were included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      DECEMBER 27,
                                                                                          1995
                                                      NINE                            (COMMENCEMENT
                                          YEAR       MONTHS       YEAR       YEAR     OF INVESTMENT
                                          ENDED       ENDED      ENDED      ENDED      OPERATIONS)
CLASS B SHARES                          MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,    TO JUNE 30,
                                         2000(A)     1999(A)      1998     1997(A)        1996
                                        -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................   $22.869     $23.173    $17.796    $13.695       $10.000
                                         -------     -------    -------    -------       -------
 Net Investment Loss..................     (.521)      (.299)     (.270)     (.093)        (.045)
 Net Realized and Unrealized Gain.....    20.089        .579      6.637      4.853         3.740
                                         -------     -------    -------    -------       -------
Total from Investment Operations......    19.568        .280      6.367      4.760         3.695
                                         -------     -------    -------    -------       -------
Less:
 Distributions from and in Excess of
   Net Realized Gain..................     3.374        .584       .990       .353           -0-
 Return of Capital Distribution.......       -0-         -0-        -0-       .306           -0-
                                         -------     -------    -------    -------       -------
Total Distributions...................     3.374        .584       .990       .659           -0-
                                         -------     -------    -------    -------       -------
NET ASSET VALUE, END OF THE PERIOD....   $39.063     $22.869    $23.173    $17.796       $13.695
                                         =======     =======    =======    =======       =======

Total Return* (b).....................    91.74%       1.60%**   37.56%     35.32%        37.00%**
Net Assets at End of the Period (In
 millions)............................   $ 115.6     $  72.8    $  79.7    $  55.0       $    .1
Ratio of Expenses to Average Net
 Assets*..............................     2.18%       2.40%      2.05%      2.07%         1.46%
Ratio of Net Investment Loss to
 Average Net Assets*..................    (1.89%)     (1.95%)    (1.40%)     (.56%)        (.74%)
Portfolio Turnover....................      170%         82%**     125%       139%           94%**

* If certain fees had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................       N/A       2.44%      2.34%      3.04%        15.70%
Ratio of Net Investment Loss to
 Average Net Assets...................       N/A      (1.99%)    (1.68%)    (1.53%)      (14.97%)

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                      DECEMBER 27,
                                                                                          1995
                                                      NINE                            (COMMENCEMENT
                                          YEAR       MONTHS       YEAR       YEAR     OF INVESTMENT
                                          ENDED       ENDED      ENDED      ENDED      OPERATIONS)
CLASS C SHARES                          MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,    TO JUNE 30,
                                         2000(A)     1999(A)      1998     1997(A)        1996
                                        -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD...............................   $22.867     $23.173    $17.793    $13.695       $10.000
                                         -------     -------    -------    -------       -------
 Net Investment Loss..................     (.520)      (.300)     (.311)     (.096)        (.045)
 Net Realized and Unrealized Gain.....    20.039        .578      6.681      4.853         3.740
                                         -------     -------    -------    -------       -------
Total from Investment Operations......    19.519        .278      6.370      4.757         3.695
                                         -------     -------    -------    -------       -------
Less:
 Distributions from and in Excess of
   Net Realized Gain..................     3.374        .584       .990       .353           -0-
 Return of Capital Distribution.......       -0-         -0-        -0-       .306           -0-
                                         -------     -------    -------    -------       -------
Total Distributions...................     3.374        .584       .990       .659           -0-
                                         -------     -------    -------    -------       -------
NET ASSET VALUE, END OF THE PERIOD....   $39.012     $22.867    $23.173    $17.793       $13.695
                                         =======     =======    =======    =======       =======

Total Return* (b).....................    91.52%       1.60%**   37.56%     35.32%        37.00%**
Net Assets at End of the Period (In
 millions)............................   $  11.8     $   7.4    $   9.2    $   8.3       $    .1
Ratio of Expenses to Average Net
 Assets*..............................     2.19%       2.41%      2.05%      2.07%         1.46%
Ratio of Net Investment Loss to
 Average Net Assets*..................    (1.89%)     (1.96%)    (1.39%)     (.57%)        (.74%)
Portfolio Turnover....................      170%         82%**     125%       139%           94%**

* If certain fees had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
 Assets...............................       N/A       2.45%      2.34%      3.04%        15.70%
Ratio of Net Investment Loss to
 Average Net Assets...................       N/A      (2.00%)    (1.68%)    (1.55%)      (14.97%)

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS
March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS
March 31, 2000

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount on debt securities purchased are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("collectively Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes.a24

    At March 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $150,571,580, the aggregate gross unrealized appreciation is $92,513,023 and the aggregate gross unrealized depreciation is $6,993,124, resulting in net unrealized appreciation on long- and short-term investments of $85,519,899.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of gains on futures transactions are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the year ended March 31, 2000 have been identified and appropriately reclassified. For the year ended March 31, 2000, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax

NOTES TO
FINANCIAL STATEMENTS
March 31, 2000

purposes totaling $2,469,250 has been reclassified from accumulated net investment loss to accumulated net realized gain.

G. EXPENSE REDUCTIONS During the year ended March 31, 2000, the Fund's custody fee was reduced by $918 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion.............................................   .65 of 1%

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $10,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $71,500, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended March 31, 2000, the Fund recognized expenses of approximately $291,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 2000, Van Kampen owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

NOTES TO
FINANCIAL STATEMENTS
March 31, 2000

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $45,073,752, $47,095,700, and $4,187,229 for Classes A, B, and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     548,998    $ 19,238,328
  Class B.................................................     213,625       6,300,698
  Class C.................................................      12,657         333,249
                                                            ----------    ------------
Total Sales...............................................     775,280    $ 25,872,275
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     254,319    $  7,184,507
  Class B.................................................     318,096       8,747,651
  Class C.................................................      26,635         731,653
                                                            ----------    ------------
Total Dividend Reinvestment...............................     599,050    $ 16,663,811
                                                            ==========    ============
Repurchases:
  Class A.................................................    (742,010)   $(22,939,813)
  Class B.................................................    (756,123)    (20,859,185)
  Class C.................................................     (60,627)     (1,687,454)
                                                            ----------    ------------
Total Repurchases.........................................  (1,558,760)   $(45,486,452)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS
March 31, 2000

    At March 31, 1999, capital aggregated $41,591,140, $52,906,982, and
$4,809,827 for Classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     337,597    $  7,019,197
  Class B.................................................     269,887       5,504,113
  Class C.................................................      19,753         409,889
                                                            ----------    ------------
Total Sales...............................................     627,237    $ 12,933,199
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      71,540    $  1,449,407
  Class B.................................................      89,988       1,793,457
  Class C.................................................       7,660         152,663
                                                            ----------    ------------
Total Dividend Reinvestment...............................     169,188    $  3,395,527
                                                            ==========    ============
Repurchases:
  Class A.................................................    (593,731)   $(12,335,516)
  Class B.................................................    (616,839)    (12,488,158)
  Class C.................................................    (102,252)     (2,126,510)
                                                            ----------    ------------
Total Repurchases.........................................  (1,312,822)   $(26,950,184)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS
March 31, 2000

    At June 30, 1998, capital aggregated $46,142,115, $58,925,789, and
$6,457,916 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     703,177    $ 14,445,936
  Class B.................................................     623,694      12,750,067
  Class C.................................................      63,730       1,280,430
                                                            ----------    ------------
Total Sales...............................................   1,390,601    $ 28,476,433
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     141,978    $  2,548,516
  Class B.................................................     166,305       2,960,278
  Class C.................................................      17,807         316,960
                                                            ----------    ------------
Total Dividend Reinvestment...............................     326,090    $  5,825,754
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,052,014)   $(21,445,447)
  Class B.................................................    (440,708)     (9,047,981)
  Class C.................................................    (147,921)     (2,969,241)
                                                            ----------    ------------
Total Repurchases.........................................  (1,640,643)   $(33,462,669)
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares and any dividend reinvestment plan Class B shares received on such shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and thereafter.......................................    None               None

    For the year ended March 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $16,800 and CDSC on the redeemed shares of Classes B and C of approximately $213,100. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $266,096,287 and $297,447,960, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the year ended March 31, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended March 31, 2000, are payments retained by Van Kampen of approximately $613,000.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Growth Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets and the financial highlights for each of the periods ended on or prior to March 31, 1999 were audited by other independent accountants whose report dated May 5, 1999 expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
May 5, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2000. The Fund designated and paid $16,903,044 as a 20% rate gain distribution. For corporate shareholders 1.00% of the distributions qualify for the dividend received reductions. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year.

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of Trustees and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by the common shareholders of the Fund:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................   3,213,834             36,612
Jerry D. Choate.......................................   3,214,820             35,626
Linda Hutton Heagy....................................   3,214,232             36,214
R. Craig Kennedy......................................   3,214,520             35,926
Mitchell M. Merin.....................................   3,213,333             37,113
Jack E. Nelson........................................   3,214,298             36,148
Richard F. Powers, III................................   3,213,059             37,387
Phillip B. Rooney.....................................   3,215,323             35,123
Fernando Sisto........................................   3,213,779             36,667
Wayne W. Whalen.......................................   3,213,187             37,259
Suzanne H. Woolsey....................................   3,212,001             38,445
Paul G. Yovovich*.....................................   3,214,926             35,520

*On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP as independent public accounts for the Fund, 3,203,163 shares voted for the proposal, 13,119 shares voted against and 34,163 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3
            GROWTH OF A $10,000 INVESTMENT       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                       TOP FIVE INDUSTRIES       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
         REPORT OF INDEPENDENT ACCOUNTANTS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Since inception total return based
on NAV(1)                               (0.92%)    (1.81%)    (1.81%)
-------------------------------------------------------------------------
Since inception total return(2)         (6.62%)    (6.71%)    (2.79%)
-------------------------------------------------------------------------
Commencement date                      06/21/99   06/21/99   06/21/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. The Fund invests in equity securities which include common and preferred stocks and securities convertible into common and preferred stock. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Additionally, equity securities of small cap companies may be less liquid than larger, more established companies, or the stock market in general. During an overall market decline, stock prices of small-sized companies often fluctuate more and fall more than prices of larger company stocks. The Fund may invest up to 10% of its total assets in the securities of foreign issuers. This may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties of foreign countries, and the potential lack of liquidity, government supervision, and regulation. In addition, the Fund is subject to derivative investments. A derivative investment is one whose value depends on (or is derived from) the value of an underlying asset. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(June 21, 1999 - March 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                    SMALL CAP VALUE FUND             RUSSELL 2000 VALUE INDEX
                                                                    --------------------             ------------------------
6/99                                                                      9425.00                            10000.00
7/99                                                                      9680.00                             9896.00
8/99                                                                      9312.00                             9534.00
9/99                                                                      9105.00                             9343.00
10/99                                                                     9067.00                             9156.00
11/99                                                                     9048.00                             9204.00
12/99                                                                     9224.00                             9486.00
1/00                                                                      8826.00                             9238.00
2/00                                                                      8968.00                             9802.00
3/00                                                                      9338.00                             9848.00

This chart compares your Fund's performance to that of the Russell 2000 Value Index over time.

This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. An investment cannot be made directly in an index.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--March 31, 2000)


1.   PERKINELMER                 1.5%
     Provides detection systems and
     diagnostic instruments to the
     telecommunications, medical,
     pharmaceutical, chemical, semicon-
     ductor, and photographic markets.

2.   TEKTRONIX                   1.5%
     Manufactures test and measurement
     equipment for communications networks
     and Internet technologies.

3.   CYPRESS SEMICONDUCTOR       1.4%
     Makes integrated-circuit products for
     use in the computer, electronics, and
     telecommunications industries.

4.   S3                          1.3%
     Produces computer chips and software
     for accelerated multimedia and
     graphics processing.

5.   ACTEL                       1.3%
     Produces components for integrated
     circuits used in electronic products.

6.   LAM RESEARCH                1.2%
     Manufactures semiconductor equipment
     used in the computer chip making
     process.

7.   LOUIS DREYFUS NATURAL GAS   1.2%
     Explores for and produces natural gas
     and oil in the United States and the
     Gulf of Mexico.

8.   QUEST DIAGNOSTICS           1.2%
     Offers clinical laboratory testing
     services to the medical industry.

9.   INTERNATIONAL RECTIFIER     1.2%
     Manufactures semiconductors that
     refine electricity into a more usable
     form.

10.  HELMERICH & PAYNE           1.1%
     Explores for and produces natural gas
     and oil in the United States and
     South America.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

    [BAR GRAPH]

                                                                            MARCH 31, 2000
                                                                            --------------
Finance                                                                          20.6
Technology                                                                       18.9
Raw Materials/Processing Industries                                               9.1
Utilities                                                                         8.9
Energy                                                                            7.3

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN SMALL CAP VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS SINCE THE FUND'S INCEPTION ON JUNE 21, 1999. THE REPRESENTATIVES INCLUDE JOHN CUNNIFF, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1992. HE IS JOINED BY THOMAS COPPER, PORTFOLIO MANAGER, AND STEPHEN L. BOYD, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE BETWEEN ITS INCEPTION AND MARCH 31, 2000.

Q   WHAT WERE SOME OF THE MARKET
    FACTORS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD?

A   For much of the reporting period,
it was a better market environment for growth investors than value investors. While technology stocks generally continued their outstanding performance of the past few years, small-cap value stocks fell out of favor in the latter half of 1999. From June 21, 1999 (the Fund's inception date), to December 31, 1999, the Russell 2000 Value Index, an index representing small-cap value stocks, dropped
5.14 percent. In the first three months of the new year, however, investors, expecting higher returns, returned to small-cap stocks, and the Russell 2000 Value Index regained much of its lost ground. By March 31, 2000, the index was down just 1.51 percent for the period since the Fund's inception.

Q   HOW WAS YOUR MANAGEMENT
    STRATEGY AFFECTED BY RECENT MARKET CONDITIONS?

A   Because we believe in our "value
with a catalyst" management strategy (see next page), we maintained it even in a market environment that was generally more conducive to growth than value investing. Nonetheless, under these market conditions, at net asset value (Class A shares) the Fund slightly outperformed its benchmark, the Russell 2000 Value Index, during the reporting period--although it underperformed its benchmark when taking into consideration the Fund's maximum sales charge of 5.75 percent.

Q   WHICH STOCKS IN THE FUND HAD AN
    ESPECIALLY POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

A   Technology stocks were the
strongest contributors to the overall performance of the Fund. In particular, two semiconductor

THE MANAGERS' INVESTMENT STRATEGY

OUR INVESTMENT STRATEGY IS COMMONLY REFERRED TO AS "VALUE WITH A CATALYST." WE SEARCH FOR UNDERVALUED SMALL-CAP COMPANIES BY USING COMMON VALUATION MEASURES--FOR EXAMPLE, PRICE-TO- EARNINGS RATIO. FOR EACH STOCK WE CONSIDER FOR PURCHASE, WE SEARCH FOR A SPARK (OR CATALYST)--SUCH AS NEW MANAGEMENT, A NEW PRODUCT, OR NEW INDUSTRY REGULATIONS--THAT MAY IGNITE A COMPANY'S GROWTH PROSPECTS AND REVEAL THE POTENTIAL VALUE HIDDEN IN THE CURRENT STOCK PRICE. WE ALSO LOOK FOR RISING EARNINGS EXPECTATIONS, WHICH WE BELIEVE CAN INDICATE THAT A CATALYST IS PRESENT. IF A STOCK MEETS OUR CRITERIA, WE THEN CONSIDER IT FOR INVESTMENT. OUR STOCK SELECTION PROCESS IS "BOTTOM UP," THE FUND IS DIVERSIFIED ACROSS MULTIPLE INDUSTRIES, AND WE NORMALLY REMAIN FULLY INVESTED IN MOST MARKET CONDITIONS.

companies performed better than expected, as they benefited significantly from a healthy demand for their products.

    Lam Research, which makes capital equipment for semiconductor manufacturers, received "strong buy" recommendations from various analysts, which helped raise its stock price in the first quarter of 2000. Cypress Semiconductor, which offers a line of digital and mixed-signal integrated circuits, produced sound returns due to the company's development of new, competitive, high-quality products.

    The Fund's performance was supported by stocks from other sectors as well, including energy services and financial services. For example, the Fund benefited from its investment in Louis Dreyfus Natural Gas, a company in the business of developing and exploring natural gas and oil properties. The company's fourth-quarter announcement of record financial results was favorably received, and the company's stock price rose on the news.

    Of course, not all stocks in the Fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform as well or will be held by the Fund in the future. For additional portfolio highlights, please refer to page 5.

Q   DID ANY STOCKS HURT THE
    FUND'S PERFORMANCE?

A   The stocks that hurt Fund
performance most significantly were companies that experienced earnings-related problems, including Pep Boys, Terex, and Wallace Computer Service.

- Pep Boys, a retailer of automotive parts and accessories, had posted disappointing earnings estimates in the last few quarters of 1999. Although earnings for the fourth quarter of 1999 increased slightly, the company's overall performance was subpar. Below-budget sales and the elimination of all sponsorship obligations affected the company negatively, and the stock price declined as a result.

- Management for Terex, a diversified global manufacturer of heavy-duty off-road trucks, lowered its earnings outlook in February, based on slowing sales of earth-moving equipment. Strict competition hurt the company's revenues, as many consumers opted for other manufacturers offering the same service. The Fund's holdings in Terex declined following the announcement of the revised earnings outlook.

- Wallace Computer Service, a provider of print-management services, lowered its profit expectations in January as a result of continued weakness of sales in local markets. At the same time, the company's chairman and CEO retired in early January. Both news items disrupted the stock price.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Effective stock selection was offset
by the poor performance of small-cap value stocks during most of the reporting period. The Fund achieved a total return of -0.92 percent for the period from Fund inception to March 31, 2000 (Class A shares at net asset value; if the sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Russell 2000 Value Index, returned -1.51 percent during the same period. This broad-based index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

    This index is a statistical composite that doesn't include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. Also, keep in mind that you can't invest directly in an index. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

Q   WHAT DO YOU SEE AHEAD FOR THE
    FUND FOR THE UPCOMING SIX MONTHS?

A   Small-cap value stocks continue to
be very attractively priced relative to the broad stock market. In this environment, we will maintain our philosophy of investing in small-cap value stocks with catalysts for change. Although current market conditions favor growth investing, we believe the Fund is well positioned should value investing once again find itself in favor.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: The division of mutual funds, generally into three groupings, called Class A, Class B, and Class C shares. The specific features of each is dependent of varying fees/sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATES: A forecast for a company's net income during a given period. Earnings estimates can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe they are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
                        DESCRIPTION                          SHARES       VALUE
COMMON STOCKS  94.6%
BUILDING & MATERIALS  4.2%
Astec Industries, Inc. (a)..................................    150    $     3,984
Crossmann Communities, Inc. (a).............................    250          3,961
D.R. Horton, Inc. ..........................................  4,000         52,250
Granite Construction, Inc. .................................    350          9,450
NCI Building Systems, Inc. (a)..............................  4,100         77,131
Nortek, Inc. (a)............................................  3,050         67,481
Pulte Corp. ................................................  3,700         77,238
Texas Industries, Inc. .....................................  1,550         48,244
US Home Corp. ..............................................  2,100         79,800
                                                                       -----------
                                                                           419,539
                                                                       -----------
BUSINESS SERVICES  3.5%
ABM Industries, Inc. .......................................  1,100         25,850
CDI Corp. (a)...............................................  2,300         43,700
John H. Harland Co. ........................................  3,300         44,550
Mail-Well, Inc. (a).........................................    300          2,606
United Stationers, Inc. ....................................  2,850        101,709
URS Corp. (a)...............................................  3,300         43,313
Wallace Computer Services, Inc. ............................  7,550         89,184
                                                                       -----------
                                                                           350,912
                                                                       -----------
CAPITAL GOODS  1.6%
Applied Industrial Technologies, Inc. ......................  2,500         40,000
Donaldson, Inc. ............................................    900         20,306
Manitowoc, Inc. ............................................  1,600         43,300
Sauer, Inc. ................................................  1,200         11,625
Standard Register Co. ......................................    400          5,150
Tecumseh Products Co., Class A..............................     50          2,200
Terex Corp. ................................................  2,300         33,063
                                                                       -----------
                                                                           155,644
                                                                       -----------
CONSUMER DISTRIBUTION  2.3%
Cato Corp., Class A.........................................  5,000         58,750
Footstar, Inc. (a)..........................................    700         19,775
Furniture Brands International, Inc. (a)....................  2,250         42,328
Group 1 Automotive, Inc. (a)................................    750          8,719
PEP Boys Manny Moe & Jack...................................  4,350         25,828

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                         MARKET
                        DESCRIPTION                          SHARES       VALUE
CONSUMER DISTRIBUTION (CONTINUED)
Spiegel, Inc., Class A (a)..................................  4,450    $    35,600
Systemax, Inc. (a)..........................................  4,100         37,413
                                                                       -----------
                                                                           228,413
                                                                       -----------
CONSUMER DURABLES  3.0%
Aaron Rents, Inc., Class B..................................  2,550         38,409
Arvin Industries, Inc. .....................................  2,250         50,906
Kimball International, Inc., Class B........................  1,000         11,000
Smith A.O. Corp. ...........................................  1,200         21,600
Stoneridge, Inc. (a)........................................    100          1,150
Toro Co. ...................................................  1,850         55,385
Tower Automotive, Inc. (a)..................................  4,200         68,775
Woodward Governor Co. ......................................  2,300         52,900
                                                                       -----------
                                                                           300,125
                                                                       -----------
CONSUMER NON-DURABLES  5.8%
Agribrands International, Inc. (a)..........................  1,400         55,037
Corn Products International, Inc. ..........................  2,650         63,766
Fleming Cos, Inc. ..........................................  5,700         85,856
International Multifoods Corp. .............................    900         12,037
Ivex Packaging Corp. (a)....................................    800          6,050
Michael Foods, Inc. ........................................    200          4,200
Mikasa, Inc. ...............................................  1,000          7,438
Movado Group, Inc. .........................................    400          4,025
Performance Food Group Co. (a)..............................  2,150         47,031
Pilgrims Pride Corp., Class A...............................    425          2,072
Quiksilver, Inc. (a)........................................    250          4,391
Riviana Foods, Inc. ........................................    250          3,969
Schweitzer Mauduit International, Inc. .....................  1,400         18,112
Smithfield Foods, Inc. (a)..................................  2,850         57,000
Springs Industries, Inc. ...................................  1,400         53,200
Suiza Foods Corp. (a).......................................  1,700         68,425
Universal Corp. ............................................  5,300         79,831
Zapata Corp. (a)............................................    650          3,088
                                                                       -----------
                                                                           575,528
                                                                       -----------
CONSUMER SERVICES  4.0%
Avis Rent A Car, Inc. (a)...................................  4,150         73,144
Aztar Corp. (a).............................................  5,700         54,150
Dollar Thrifty Automotive Group. (a)........................  2,850         48,984
Extended Stay America, Inc. (a).............................  1,650         12,375
Landry's Seafood Restaurants, Inc. (a)......................  4,300         27,412
Lone Star Steakhouse & Saloon (a)...........................  5,550         56,541
Pulitzer, Inc. .............................................    500         20,438

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                         MARKET
                        DESCRIPTION                          SHARES       VALUE
CONSUMER SERVICES (CONTINUED)
Ruby Tuesday, Inc. .........................................  3,100    $    54,250
Station Casinos, Inc. (a)...................................  2,200         47,987
                                                                       -----------
                                                                           395,281
                                                                       -----------
ENERGY  6.9%
Cascade Natural Gas Corp....................................  3,800         61,275
Helmerich & Payne, Inc. ....................................  3,400        105,400
HS Resources, Inc. (a)......................................  2,900         61,262
Louis Dreyfus Natural Gas Corp. (a).........................  3,300        112,200
Parker Drilling Co. (a)..................................... 12,000         60,000
Pioneer Natural Resources Co. ..............................  4,700         49,938
RPC, Inc. ..................................................  2,600         24,538
Seitel, Inc. ...............................................  7,000         55,562
Tesoro Petroleum Corp. (a)..................................  7,000         80,500
Tom Brown, Inc. (a).........................................  1,400         25,725
TransMontaigne, Inc. (a)....................................  7,900         53,819
                                                                       -----------
                                                                           690,219
                                                                       -----------
FINANCE  19.6%
Advanta Corp., Class A......................................  3,400         69,063
Affiliated Managers Group, Inc. (a).........................  1,600         76,000
Alfa Corp. .................................................  1,350         23,963
Amerus Life Holdings, Inc. .................................  3,250         58,906
BancFirst Corp. ............................................  1,050         27,825
BancWest Corp. .............................................  2,900         57,275
Bank United Corp., Class A..................................  2,350         74,172
Capstead Mortgage Corp. ....................................    581          2,251
Cathay Bancorp, Inc. .......................................  1,500         69,000
Chicago Title Corp. ........................................    400         23,400
Commonwealth Bancorp, Inc. .................................  3,150         39,966
Community Trust Bancorp, Inc. ..............................  1,980         35,640
Crown American Reality......................................    750          3,984
Dain Rauscher Corp. ........................................  1,400         92,312
Delphi Financial Group, Inc. ...............................    816         24,786
Dime Community Bancshares, Inc. ............................  3,150         49,809
EastGroup Properties, Inc. .................................  2,950         63,425
First Citizens Bancshares, Inc. ............................  1,050         59,292
First Washington Realty Trust, Inc. ........................  2,750         51,047
GBC Bancorp of California...................................  3,300         76,519
Glimcher Realty Trust.......................................  5,250         70,875
Great Lakes REIT, Inc. .....................................  2,650         40,081
JP Realty, Inc. ............................................  1,450         25,828
Kansas City Life Insurance Co. .............................  2,050         49,456
Lasalle Hotel Properties....................................  2,550         31,875

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                         MARKET
                        DESCRIPTION                          SHARES       VALUE
FINANCE (CONTINUED)
Leucadia National Corp. ....................................  3,950    $    93,812
LNR Property Corp. .........................................  2,400         45,750
Medical Assurance, Inc. ....................................  3,205         61,095
Meristar Hospitality Corp. .................................    600         10,463
OceanFirst Financial Corp. .................................  2,800         43,925
Prentiss Properties Trust...................................  2,200         49,088
PS Business Parks, Inc. ....................................  2,800         57,050
RLI Corp. ..................................................  1,650         55,275
Silicon Valley Bancshares (a)...............................  1,100         79,062
Southwest Securities Group, Inc. ...........................    110          4,778
Stewart Information Services Corp. .........................  1,550         24,509
Summit Properties, Inc. ....................................  2,000         38,250
Triad Guaranty, Inc. (a)....................................  3,800         77,188
UICI (a)....................................................  8,500         56,313
Webster Financial Corp. ....................................  2,100         48,300
                                                                       -----------
                                                                         1,941,608
                                                                       -----------
HEALTHCARE  5.1%
Alpharma, Inc., Class A ....................................  1,300         47,775
Ameripath, Inc. (a).........................................  8,600         69,875
Apria Healthcare Group, Inc. (a)............................  5,400         77,962
Bindley Western Industries, Inc. ...........................  1,716         23,273
Chattem, Inc. (a)...........................................  2,800         39,550
Herbalife International, Inc., Class A......................    450          6,356
Laboratory Corp. of America Holdings (a).................... 17,000         73,313
Province Healthcare Co. (a).................................  2,150         61,544
Quest Diagnostics, Inc. (a).................................  2,800        111,300
                                                                       -----------
                                                                           510,948
                                                                       -----------
PRODUCER MANUFACTURING  0.7%
AptarGroup, Inc. ...........................................    300          8,006
Scott Technologies, Inc. (a)................................  3,300         62,288
                                                                       -----------
                                                                            70,294
                                                                       -----------
RAW MATERIALS/PROCESSING INDUSTRIES  8.6%
AMCOL International Corp....................................  3,900         59,963
Buckeye Technologies, Inc. (a)..............................  3,250         57,281
Commercial Metals Co........................................  2,650         73,206
Dexter Corp. ...............................................    850         45,050
Ethyl Corp. ................................................ 15,000         45,938
Ferro Corp. ................................................    450          8,016
Geon Co. ...................................................  2,400         51,600
Gibraltor Steel Corp. ......................................  3,100         50,956
Glatfelter P.H. Co. ........................................    600          6,375
H.B. Fuller Co. ............................................    800         31,950

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                         MARKET
                        DESCRIPTION                          SHARES       VALUE
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Mueller Industries, Inc. (a)................................  2,800    $    85,050
Polymer Group, Inc. ........................................  1,300         16,575
Quanex Corp. ...............................................  3,150         56,700
Reliance Steel & Aluminum Co. ..............................  3,225         72,159
Rock Tennessee Co., Class A.................................  6,800         66,300
Ryerson Tull, Inc. .........................................  2,300         35,650
Scotts Co., Class A (a).....................................  1,100         46,200
Spartech Corp. .............................................  1,400         48,125
Universal Forest Products, Inc. ............................    200          2,475
                                                                       -----------
                                                                           859,569
                                                                       -----------
TECHNOLOGY  17.9%
Actel Corp. (a).............................................  3,300        117,769
Alliance Semiconductor Corp. (a)............................  3,800         81,463
American Mobile Satellite Corp. (a).........................  2,400         57,600
Amkor Technology, Inc. (a)..................................  1,850         98,166
AVT Corp. (a)...............................................  2,300         27,169
Cypress Semiconductor Corp. (a).............................  2,600        128,212
Genrad, Inc. (a)............................................  5,350         66,206
InaCom Corp. (a)............................................ 15,400         42,350
Informix Corp. (a)..........................................  4,500         76,219
International Rectifier Corp. (a)...........................  2,850        108,656
Kaman Corp., Class A........................................  2,700         26,325
Lam Research Corp. (a)......................................  2,500        112,656
MTS Systems Corp. .......................................... 10,550         80,444
Park Electrochemical Corp. .................................  3,100         75,950
PerkinElmer, Inc. ..........................................  2,150        142,975
Pinnacle Systems, Inc. (a)..................................    200          6,650
Primex Technologies, Inc. ..................................  3,200         68,200
S3, Inc. (a)................................................  5,650        118,650
Tektronix, Inc. ............................................  2,500        140,000
ThermoQuest Corp. (a).......................................  4,300         72,025
Triumph Group, Inc. (a).....................................  2,450         71,356
Xircom, Inc. (a)............................................  1,700         62,900
                                                                       -----------
                                                                         1,781,941
                                                                       -----------
TRANSPORTATION  3.0%
America West Holdings Corp., Class B (a)....................  3,050         47,275
American Freightways Corp. (a)..............................  2,900         43,319
Covenant Transport, Inc., Class A (a).......................  1,600         25,400
Landstar System, Inc. (a)...................................    950         52,012
MS Carriers, Inc. (a).......................................  1,600         37,600

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                         MARKET
                        DESCRIPTION                          SHARES       VALUE
TRANSPORTATION (CONTINUED)
Rollins Truck Leasing Corp. ................................  4,200    $    35,438
US Freightways Corp. .......................................  1,400         52,412
                                                                       -----------
                                                                           293,456
                                                                       -----------
UTILITIES  8.4%
Black Hills Corp. ..........................................    250          5,516
Empire District Electric Co. ...............................    200          3,925
Energen Corp. ..............................................  4,800         76,500
Equitable Resources, Inc. ..................................  2,200         98,588
General Communication, Inc., Class A (a)....................  4,000         21,500
Idacorp, Inc. ..............................................    900         31,275
Laclede Gas Co. ............................................  1,850         37,000
Madison Gas & Electric Co. .................................  2,600         46,475
Northwest Natural Gas Co. ..................................  2,500         48,750
Northwestern Corp. .........................................  3,250         67,031
NUI Corp. ..................................................  1,050         27,169
Oneok, Inc. ................................................  3,600         90,000
Public Service Co. of New Mexico............................  1,200         18,900
RGS Energy Group, Inc. .....................................  3,800         80,750
South Jersey Industries, Inc. ..............................  1,200         33,825
Southwestern Energy Co. ....................................  7,550         50,019
TNP Enterprises, Inc. ......................................    750         32,859
Western Gas Resources, Inc. ................................  3,800         60,325
WPS Resources Corp. ........................................    300          7,781
                                                                       -----------
                                                                           838,188
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  94.6%
    (Cost $9,219,391)...............................................     9,411,665

REPURCHASE AGREEMENT  6.1%
    Goldman Sachs ($605,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/31/00, to be sold
    on 4/3/00 at $605,313) (Cost $605,000)..........................       605,000
                                                                       -----------

TOTAL INVESTMENTS  100.7%
    (Cost $9,824,391)...............................................    10,016,665

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).......................       (73,116)
                                                                       -----------

NET ASSETS  100.0%..................................................   $ 9,943,549
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000

ASSETS:
Total Investments (Cost $9,824,391).........................  $10,016,665
Receivables:
  Fund Shares Sold..........................................      151,550
  Expense Reimbursement from Adviser........................      123,904
  Dividends.................................................       11,510
                                                              -----------
    Total Assets............................................   10,303,629
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      152,758
  Fund Shares Repurchased...................................       31,672
  Custodian Bank............................................       14,264
  Distributor and Affiliates................................        8,448
Accrued Expenses............................................      142,017
Trustees' Deferred Compensation and Retirement Plans........       10,921
                                                              -----------
    Total Liabilities.......................................      360,080
                                                              -----------
NET ASSETS..................................................  $ 9,943,549
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 9,740,690
Net Unrealized Appreciation.................................      192,274
Accumulated Net Realized Gain...............................        8,833
Accumulated Undistributed Net Investment Income.............        1,752
                                                              -----------
NET ASSETS..................................................  $ 9,943,549
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $4,326,666 and 441,146 shares of
      beneficial interest issued and outstanding)...........  $      9.81
    Maximum sales charge (5.75%* of offering price).........          .60
                                                              -----------
    Maximum offering price to public........................  $     10.41
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $3,658,629 and 374,071 shares of
      beneficial interest issued and outstanding)...........  $      9.78
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,958,255 and 200,158 shares of
      beneficial interest issued and outstanding)...........  $      9.78
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Period June 21, 1999 (Commencement of Investment Operations) through March 31, 2000

INVESTMENT INCOME:
Dividends...................................................  $ 62,546
Interest....................................................     8,092
                                                              --------
    Total Income............................................    70,638
                                                              --------
EXPENSES:
Registration Fee............................................    70,227
Custody.....................................................    18,962
Trustees' Fees and Related Expenses.........................    13,957
Investment Advisory Fee.....................................    24,348
Audit.......................................................    18,453
Reports to Shareholders.....................................   110,559
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,756, $11,318 and $5,855, respectively)...    20,929
Shareholder Services........................................     8,734
Legal.......................................................       434
Other.......................................................     2,589
                                                              --------
    Total Expenses..........................................   289,192
    Expense Reduction ($24,348 Investment Advisory Fee and
      $202,348 Other).......................................   226,696
    Less Credits Earned on Cash Balances....................       813
                                                              --------
    Net Expenses............................................    61,683
                                                              --------
NET INVESTMENT INCOME.......................................  $  8,955
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  8,727
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       -0-
  End of the Period.........................................   192,274
                                                              --------
Net Unrealized Appreciation During the Period...............   192,274
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $201,001
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $209,956
                                                              ========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period June 21, 1999 (Commencement of Investment Operations) through March 31, 2000

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $    8,955
Net Realized Gain...........................................         8,727
Net Unrealized Appreciation During the Period...............       192,274
                                                                ----------
Change in Net Assets from Operations........................       209,956
                                                                ----------
Distributions from Net Investment Income....................        (8,955)
Distributions in Excess of Net Investment Income............       (12,718)
                                                                ----------
Distributions from and in Excess of Net Investment
  Income*...................................................       (21,673)
                                                                ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       188,283
                                                                ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     9,555,139
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        16,500
Cost of Shares Repurchased..................................      (816,373)
                                                                ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     8,755,266
                                                                ----------
TOTAL INCREASE IN NET ASSETS................................     8,943,549
NET ASSETS:
Beginning of the Period.....................................     1,000,000
                                                                ----------
End of the Period (Including accumulated undistributed net
  investment income of $1,752)..............................    $9,943,549
                                                                ==========

* Distributions by Class:
------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................    $  (14,958)
  Class B Shares............................................        (4,541)
  Class C Shares............................................        (2,174)
                                                                ----------
                                                                $  (21,673)
                                                                ==========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    JUNE 21, 1999
                                                                   (COMMENCEMENT OF
                       CLASS A SHARES                           INVESTMENT OPERATIONS)
                                                                  TO MARCH 31, 2000
                                                                ----------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................           $10.000
                                                                       -------
  Net Investment Income.....................................              .053
  Net Realized and Unrealized Loss..........................             (.181)
                                                                       -------
Total from Investment Operations............................             (.128)
Less Distributions from and in Excess of Net Investment
  Income....................................................              .064
                                                                       -------
NET ASSET VALUE, END OF THE PERIOD..........................           $ 9.808
                                                                       =======

Total Return (a)............................................             (.92%)**
Net Assets at End of the Period (In millions)...............           $   4.3
Ratio of Expenses to Average Net Assets* (b)................             1.48%
Ratio of Net Investment Income to Average Net Assets*.......              .67%
Portfolio Turnover..........................................               15%**
* If certain expenses had not been assumed by Van Kampen,
  total return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (b).................             8.29%
Ratio of Net Investment Loss to Average Net Assets..........            (6.14%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 JUNE 21, 1999
                                                                (COMMENCEMENT OF
                       CLASS B SHARES                        INVESTMENT OPERATIONS)
                                                               TO MARCH 31, 2000
                                                             ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $10.000
                                                                    -------
  Net Investment Income.....................................           .013
  Net Realized and Unrealized Loss..........................          (.205)
                                                                    -------
Total from Investment Operations............................          (.192)
Less Distributions from and in Excess of Net Investment
  Income....................................................           .027
                                                                    -------
NET ASSET VALUE, END OF THE PERIOD..........................        $ 9.781
                                                                    =======

Total Return (a)............................................         (1.81%)**
Net Assets at End of the Period (In millions)...............        $   3.7
Ratio of Expenses to Average Net Assets* (b)................          2.23%
Ratio of Net Investment Loss to Average Net Assets*.........          (.08%)
Portfolio Turnover..........................................            15%**
* If certain expenses had not been assumed by Van Kampen,
  total return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (b).................          9.04%
Ratio of Net Investment Loss to Average Net Assets..........         (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 JUNE 21, 1999
                                                                (COMMENCEMENT OF
                       CLASS C SHARES                        INVESTMENT OPERATIONS)
                                                               TO MARCH 31, 2000
                                                             ----------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................        $10.000
                                                                    -------
  Net Investment Loss.......................................           .013
  Net Realized and Unrealized Loss..........................          (.202)
                                                                    -------
Total from Investment Operations............................          (.189)
Less Distributions from and in Excess of Net Investment
  Income....................................................           .027
                                                                    -------
NET ASSET VALUE, END OF THE PERIOD..........................        $ 9.784
                                                                    =======

Total Return (a)............................................         (1.81%)**
Net Assets at End of the Period (In millions)...............        $   2.0
Ratio of Expenses to Average Net Assets* (b)................          2.23%
Ratio of Net Investment Loss to Average Net Assets*.........          (.08%)
Portfolio Turnover..........................................            15%**
* If certain expenses had not been assumed by Van Kampen,
  total return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (b).................          9.04%
Ratio of Net Investment Loss to Average Net Assets..........         (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At March 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $9,825,452, the aggregate gross unrealized appreciation is $1,007,904 and the aggregate gross unrealized depreciation is $816,691, resulting in net unrealized appreciation on long- and short-term investments of $191,213.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principals and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of certain expenses that are not deductible for tax purposes totaling $14,576 have been reclassified from accumulated undistributed net investment income to capital. In addition, permanent differences totaling $106 were reclassified from accumulated undistributed net investment income to accumulated net realized gain.

F. EXPENSE REDUCTIONS During the period ended March 31, 2000, the Fund's custody fee was reduced by $813 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion.............................................   .65 of 1%

    For the period ended March 31, 2000, the Adviser voluntarily waived $24,348 of its investment advisory fees and assumed $202,348 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended March 31, 2000, the Fund recognized expenses of approximately $400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the period ended March 31, 2000, the Fund recognized expenses of approximately $1,700 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund. All of this expense has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended March 31, 2000, the Fund recognized expenses of approximately $6,900. All of this expense has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 2000, Van Kampen owned 40,000 shares of Class A, 30,000 shares of Class B, and 30,000 shares of Class C.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $4,239,324, $3,579,809 and $1,921,557 for
Classes A, B and C, respectively. For the period ended March 31, 2000, transactions were as follows:

                                                              SHARES       VALUE
Sales:
  Class A...................................................  434,157    $4,160,669
  Class B...................................................  387,489     3,699,051
  Class C...................................................  177,518     1,695,419
                                                              -------    ----------
Total Sales.................................................  999,164    $9,555,139
                                                              =======    ==========
Dividend Reinvestment:
  Class A...................................................    1,251    $   11,585
  Class B...................................................      388         3,590
  Class C...................................................      143         1,325
                                                              -------    ----------
Total Dividend Reinvestment.................................    1,782    $   16,500
                                                              =======    ==========
Repurchases:
  Class A...................................................  (34,262)   $ (326,588)
  Class B...................................................  (43,806)     (417,468)
  Class C...................................................   (7,503)      (72,317)
                                                              -------    ----------
Total Repurchases...........................................  (85,571)   $ (816,373)
                                                              =======    ==========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares and any dividend reinvestment plan Class B shares automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    For the period ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,900 and CDSC on redeemed shares of approximately $900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,878,644 and $667,981, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the period ended March 31, 2000, are payments retained by Van Kampen of approximately $11,400.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Small Cap Value Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period June 21, 1999 (commencement of operations) through March 31, 2000 in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPER LLP
Chicago, Illinois
May 5, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMAN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the period ended March 31, 2000. For corporate shareholders 87% of the distributions qualify for the dividends received deduction.

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................    226,587              --
Jerry D. Choate........................................    226,587              --
Linda Hutton Heagy.....................................    226,587              --
R. Craig Kennedy.......................................    226,587              --
Mitchell M. Merin......................................    226,587              --
Jack E. Nelson.........................................    226,587              --
Richard F. Powers, III.................................    224,656            1,931
Phillip B. Rooney......................................    226,587              --
Fernando Sisto.........................................    224,656            1,931
Wayne W. Whalen........................................    226,587              --
Suzanne H. Woolsey.....................................    226,587              --
Paul G. Yovovich*......................................    224,656            1,931

*  On April 14, 2000, Paul G. Yovovich resigned from the Board of Trustees.

2) With regard to the ratification of KPMG LLP to act as independent public accountants for the fund, 226,587 shares voted in favor of the proposal and no shares voted against the proposal and no shares abstained from voting.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.